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                                                                 Exhibit (p)1.41

[LOGO] MELLON FINANCIAL CORPORATION
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                                                                 Code of Conduct

                                                                       [GRAPHIC]

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[LOGO] MELLON FINANCIAL CORPORATION

                                                                       July 2000

Dear Mellon Financial Employee:

To achieve our goal of being the best performing financial services company, all of us at Mellon must reflect on our company's long history of integrity, teamwork and excellence. Our ability to seize new opportunities and meet future challenges rests on these Shared Values, which are the underpinning of our reputation for honorable conduct.

Since 1869, when Judge Thomas Mellon first opened the doors of Mellon Bank, our employees have steadfastly abided by the highest ethical, legal and moral standards. Mellon's Code of Conduct has been updated over the years to reflect changing times, but its basic premise has remained unchanged: Clear professional and personal guidelines will help you make decisions that preserve Mellon's reputation consistent with your own high standards of integrity.

The continued success of our business depends on our making decisions based on complete knowledge and sound judgment. By adhering to the guidelines in this Code of Conduct, you will help us be the best in all that we do. Thank you for your cooperation on this and for all your many contributions to our success.

Sincerely yours,

/s/ Martin G. McGuinn

Martin G. McGuinn
Chairman and Chief Executive Officer

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Contents
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                                                                     Page #
Introduction .............................................................1

Your Responsibilities ....................................................2

Obeying Laws and Regulations ...........................................2-4
   Criminal Laws .......................................................2-3
   Anticompetitive Activities ............................................3
   Illegal Use of Corporate Funds ......................................3-4
   Equal Employment Opportunity Laws .....................................4
   Drug Free Workplace ...................................................4

Avoiding Conflicts of Interest .........................................4-8
   Investment Decisions ..................................................5
     Investments That Require Approval ...................................5
   Self-Dealing ..........................................................5
   Monitoring Outside Activities .........................................5
     Limiting Outside Employment .........................................5
     Purchasing Real Estate ..............................................6
     Accepting Honoraria .................................................6
     Accepting Fiduciary Appointments ....................................6
     Participating in Civic Affairs ......................................6
     Serving as an Outside Director or Officer .........................6-7
     Participating in Political Activities ...............................7
   Dealing With Customers and Suppliers ..................................7
     Gifts and Entertainment ...........................................7-8
     Borrowing From Customers ............................................8
     Giving Advice to Customers ..........................................8
        Legal Advice .....................................................8
        Tax and Investment Advice ........................................8
     Recommending Professional Services ..................................8

Respecting Confidential Information ...................................9-10
   Types of Confidential Information .....................................9
     Information Obtained From Business Relations ........................9
     Mellon Financial Information ........................................9
     Mellon Examination Information ......................................9
     Mellon Proprietary Information ......................................9
     Electronic Information Systems .....................................10
     Information Security Systems .......................................10
     Computer Software ..................................................10
     Insider Information ................................................10

Rules for Protecting Confidential Information ........................11-12
   Limited Communication to Outsiders ...................................11
   Corporate Use Only ...................................................11
   Other Customers ......................................................11
   Notification of Confidentiality ......................................11
   Prevention of Eavesdropping ..........................................11
   Data Protection ......................................................11
   Confidentiality Agreements ...........................................11
   Contact With the Public ..............................................11
   Supplemental Procedures ..............................................11
   "Chinese Wall" Policy ................................................12

Termination of Employment ...............................................12

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Introduction
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Today's financial services marketplace is filled with a host of new challenges, changes and opportunities. Amidst these changes, one constant guides Mellon Financial Corporation and all of its employees and will continue to be central to all that we do: the mandate for integrity.

Only by conducting ourselves and our business in accordance with the highest standards of legal, ethical and moral integrity can we achieve our vision of excellence and our goals for the future.

This Code of Conduct will familiarize you with the general guidelines of professional conduct expected from employees in their interactions with customers, prospective customers, competitors, suppliers, the communities we serve and one another. As Mellon employees, we can settle for nothing less than full adherence to the Code.

Please read the Code carefully and retain it for your records. From time to time, you may be asked to certify in writing that you have followed the Code, so be sure you understand it. Appropriate officers should periodically reinforce the importance of the Code to their employees, pointing out provisions of particular relevance.

The penalty for violating any provision of this Code may be disciplinary action up to and including dismissal. In addition, all violations of criminal laws applicable to Mellon's businesses are required to be and will be reported to the appropriate authorities for prosecution.

Although the Code provisions generally have worldwide applicability, some sections of the Code may conflict with the laws or customs of the countries in which Mellon operations are located. However, the Code may be amended for operations outside the United States only with the approval of the Legal Department.

If you have any questions about this Code, ask your supervisor or consult the Legal Department. If you suspect a violation of the Code of Conduct, contact the General Counsel or Manager of Corporate Compliance. All communications will be handled in a confidential manner.

Terms frequently used in the Code are defined as follows:

..    appropriate officer--head of the affected group, department or subsidiary

..    approval--formal, written consent

..    Bank--any bank or savings and loan association subsidiary, direct or indirect, of Mellon Financial Corporation

..    Securities Trading Policy--Mellon Financial Corporation's Securities
     Trading Policy

..    Corporation--Mellon Financial Corporation

..    employee--any employee of Mellon Financial Corporation or any of its subsidiaries

..    General Counsel--General Counsel of Mellon Financial Corporation

..    Manager of Corporate Compliance--Manager of Corporate Compliance of Mellon
     Financial Corporation

..    Mellon--Mellon Financial Corporation and all its wholly- or majority-owned subsidiaries and affiliates

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page 1

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Your Responsibilities
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As an employee, your personal conduct should reflect the highest professional standards of behavior. You are obliged to monitor your personal and professional affairs so as not to discredit yourself or Mellon. You should treat all persons fairly. Everyone, including our competitors, has a right to expect you will act with complete honesty, integrity, and fairness. When, on behalf of Mellon, you purchase a product or service, you should do so on the basis of quality and price. No code of conduct can anticipate every situation. Common sense and good judgment are required in responding to a situation that may not seem to be specifically covered by the Code and in recognizing when to seek advice regarding application of the Code. Your behavior at work reflects Mellon's ethics, so you are expected to:

..    obey all laws and regulations that apply to Mellon's business;

..    avoid activities that could create conflicts of interest or even the appearance of conflicts of interest with Mellon; and

..    respect the confidentiality of Mellon business information and information about those with whom Mellon has business relationships.

Details of the above obligations are presented in the remainder of this Code of Conduct. Remember, these standards and examples serve as guidelines.

Mellon has established the Questionable Activities Hotline (800-234-MELN Ext. 4-8477) so employees may call to report suspected violations of the Code or criminal activity involving Mellon. Calls may be made anonymously.


Obeying Laws and Regulations
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Numerous national, state and local laws of the United States and other countries apply to Mellon. As an employee, you are expected to conduct all business dealings according to these laws. Violating any of them could subject you and/or Mellon to criminal and civil penalties. If you have questions about these laws or how they apply to particular situations, ask your supervisor or consult the Legal Department.

Mellon management should be informed of matters which might adversely affect the reputation of Mellon, including investigations by any governmental agency. You must be completely candid and cooperative in dealing with Mellon attorneys and auditors.

Criminal Laws
A number of criminal laws apply to Mellon employees. Examples of activities prohibited by these laws are:

..    corruptly accepting or soliciting anything of value (except your salary or other compensation paid by Mellon) intending to be influenced or rewarded in connection with Mellon's business or in return for confidential information (see page 7, "Dealing With Customers and Suppliers");

..    intentionally failing to make currency transactions filings and other reports required by the Bank Secrecy Act;

..    knowingly engaging in a financial transaction involving the proceeds of an illegal activity (i.e., money laundering);

..    stealing, embezzling or misapplying Mellon funds or assets;

..    using threats, physical force or other unauthorized means to collect money;

..    issuing unauthorized obligations (such as certificates of deposit, notes or mortgages) or recording false entries;

..    using Corporate funds or assets to finance campaigns for political office;

..    lending trust funds to a Mellon officer, director or employee;

..    certifying a check drawn on an account with insufficient funds;

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Obeying Laws and Regulations (cont.)
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..    making a loan or giving a gift to a bank examiner who has the authority to examine a Mellon Bank or its affiliates;

..    misusing federal records and documents;

..    using a computer to gain unauthorized access to Mellon records of a customer;

..    knowing that a criminal offense has been committed and helping the criminal avoid capture or punishment;

..    making false reports to government officials; and

..    using software in knowing violation of a licensing agreement.

If you are arrested, indicted, or convicted of any criminal offense involving theft, dishonesty, or breach of trust or other type of offense which may affect your employment status, you must notify your manager promptly.


Anticompetitive Activities
The Sherman Antitrust Act prohibits any combination, conspiracy or agreement among competitors to restrict or prevent competition. A specific violation of this Act could be a formal or informal agreement between you and a Mellon competitor to fix prices, allocate markets, allocate customers or refuse to deal with particular suppliers or customers.

If you are in contact with Mellon's competitors, you must avoid any agreements with them (or even circumstances that might give the appearance of such agreements) relating to how Mellon conducts its business. You should be especially careful at social or professional gatherings and at trade association meetings where discussions or exchanges of information relating to competitive matters could occur.

Mellon strongly encourages employees to promote the sale of all of the various Mellon products and services. "Cross-selling" of Mellon products and services is an extremely valuable tool for increasing Mellon's revenues. However, employees should be aware that the Federal Bank Holding Company Act Amendments of 1970 and antitrust laws prohibit Mellon from participating in certain "tying arrangements." A tying arrangement is one in which a seller places conditions on a sale, or the terms of a sale, of a product or service that obligates a buyer to purchase a separate product or service. For example, you may not extend credit conditioned on a customer's rental of a Bank safe deposit box. You must be sure that you do not require customers to participate in prohibited tying arrangements.

The prohibitions against tying arrangements in the Federal Bank Holding Company Act Amendments of 1970 do not apply to certain traditional banking practices such as requiring a compensating balance in connection with a loan.

Questions concerning tying arrangements or other antitrust laws should be directed to the Legal Department.


Illegal Use of Corporate Funds
The purpose of any transaction that relates to Corporate funds or assets must be revealed and recorded at the time of the transaction. As an employee, you may not participate in any of the activities listed below.

..    You may not establish or maintain secret or unrecorded funds.

..    You may not engage in any transaction knowing that part of an anticipated payment is to be used for unlawful or improper purposes.

..    You may not record or participate in recording incorrect, fictitious or misleading entries in Mellon's books or records.

..    You may not use Corporate funds or assets for political contributions in connection with federal elections. A number of states also have laws restricting the use of corporate funds or assets in connection with state elections. Corporate assets include your time during regular working hours, Mellon equipment and supplies, office space, clerical help and advertising facilities.

..    You may not make any payment for an expressed purpose on Mellon's behalf to any individual who you know intends to use the money for a different purpose.

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Obeying Laws and Regulations (cont.)
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..    You may not make Corporate or personal payments of cash or other items of value to political candidates, government officials or businesses that are designed to influence the judgment or actions of the recipients in connection with any Mellon activity. Indeed, many jurisdictions, including Massachusetts, put stringent limitations on entertainment of government officials. It is not prohibited under U.S. law, however, to make payments to foreign government employees with essentially ministerial or clerical duties to induce an act or decision not involving discretion. Examples of such "facilitating" payments include payments to expedite shipments through customs, payments to obtain adequate police protection and payments to place transcontinental telephone calls.

Questions concerning the permissibility of any of the above kinds of payments, which may raise issues under foreign as well as U.S. laws, should be directed to the Legal Department.


Equal Employment Opportunity Laws
Various federal, state and local equal employment opportunity (EEO) laws apply to Mellon. Some prohibit certain kinds of discrimination in hiring, training, determining promotions, etc.; others require Affirmative Action (AA). All employment decisions are to be made in a manner consistent with applicable laws. Mellon strongly supports the principles of these laws, and you are expected to comply with them. You should address any questions concerning Mellon's EEO policy, Mellon's policy prohibiting sexual harassment or Mellon's AA policy to the Legal Department or the Corporate EEO/AA Director in the Human Resources Department.


Drug Free Workplace
The illegal possession, use, purchase, transfer or sale of narcotics or other controlled substances on Mellon owned or controlled property, in Mellon owned or leased vehicles, during performance of Mellon business or at Mellon sponsored events is strictly prohibited. Any of these activities are grounds for disciplinary action, up to and including termination of employment. Mellon will cooperate with the appropriate law enforcement agencies with respect to such acts. Employees are required to become thoroughly familiar with our Drug and Alcohol Control Policy (CPP-504-4).


Avoiding Conflicts of Interest
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In business, a conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. You should not cause Mellon or yourself to have a conflict of interest. You should be particularly sensitive to situations involving family or household members. In your case, a conflict of interest occurs when you allow any interest, activity or influence outside of Mellon to:

..    influence your judgment when acting on behalf of Mellon;

..    compete against Mellon in any business activity;

..    divert business from Mellon;

..    diminish the efficiency with which you perform your regular duties;

..    harm or impair Mellon's financial or professional reputation; or

..    benefit you at the expense of Mellon.

As an employee, you are not permitted to participate in any activity that causes a conflict of interest or gives the appearance of a conflict of interest. Areas frequently involved in conflicts of interest and examples of prohibited activities are described below.

If you believe that you have, or may be perceived to have, a conflict of interest, you must disclose that conflict in writing to the Manager of Corporate Compliance. The Manager of Corporate Compliance must keep copies of all such disclosures.

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Avoiding Conflicts of Interest (cont.)
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Investment Decisions
Because your investments can lead to conflicts of interest, you must be familiar with, and comply with, the investment guidelines contained in the Securities Trading Policy, which contains restrictions and pre-clearance and reporting requirements for various types of securities transactions, including publicly traded securities. The Securities Trading Policy also contains special requirements for dealings in Mellon securities. In addition, certain types of investments must be reviewed individually.


Investments That Require Approval
In addition to the requirements contained in the Securities Trading Policy, you are required to obtain approval from the Manager of Corporate Compliance:

..    before you invest in a business enterprise if you have responsibilities for, or have decision-making responsibilities regarding, providing services to, or purchasing goods and services from, that business enterprise on behalf of Mellon; or

..    to hold an investment in a business enterprise if you are assigned responsibility for, or have decision-making responsibilities regarding, providing services to, or purchasing goods or services from, that business enterprise on Mellon's behalf after you have made your investment.


Self-Dealing
To further avoid conflicts of interest, you are restricted from becoming involved in certain business dealings with Mellon. As an employee, you are prohibited from:

..    directly or indirectly buying assets from (other than assets being offered to the public or employees generally), or selling assets to, Mellon or any account for which Mellon acts as a fiduciary unless you have prior consent from the appropriate officer or you have court or regulatory approval, as required;

..    representing Mellon in any activity (whether an internal Mellon activity or a transaction between Mellon and a third party) requiring your judgment or discretion which affects a person or organization in which you have a material interest, financial or otherwise. For example, you are prohibited from representing Mellon in lending money to a relative or close personal friend because it might impair or appear to impair your professional judgment or the performance of your duties, or from giving credit approval to loans made by an employee who is your spouse because it might impact your spouse's incentive compensation or performance appraisal; and

..    representing any non-Mellon company in any transaction with Mellon that involves the exercise of discretion by either party.


Monitoring Outside Activities
As an employee, you are expected to avoid any outside interest or activity that will interfere with your duties. Generally, your outside interests or activities should not:

..    significantly encroach on time or attention you devote to your duties;

..    adversely affect the quality of your work;

..    compete with Mellon's activities;

..    involve any significant use of Mellon's equipment, facilities or supplies;

..    imply Mellon's sponsorship or support (for example, through the use of
     Mellon stationery for personal purposes); or

..    adversely affect the reputation of Mellon.


Limiting Outside Employment
While an employee, you may not accept outside employment as a representative who prepares, audits or certifies statements or documents pertinent to Mellon's business.

In addition, you must obtain approval from the Manager of Corporate Compliance before you accept employment as a broker, contractor or agent who engages in real estate transactions such as negotiating and selling mortgages for others, appraising property or collecting rents; or as an attorney, tax or investment counselor, or insurance broker or agent.

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Avoiding Conflicts of Interest (cont.)
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Purchasing Real Estate
Because certain subsidiaries of the Corporation are engaged in real estate activities, any real estate transaction you make must be scrutinized to make certain it is not competitive with Mellon activities.

Unless you receive prior approval from the Manager of Corporate Compliance, or the purchase is made in a public auction in which Mellon is not competing, you should not directly or indirectly:

..    purchase commercial real estate from, or sell it to, a current or known potential Mellon customer;

..    purchase any real estate with a mortgage on which Mellon is foreclosing or on which you know Mellon is planning to foreclose; or

..    bid on or purchase any real estate that you know Mellon is considering or is likely to consider purchasing.


Accepting Honoraria
Neither you nor any member of your immediate family may accept cash honoraria for your public speaking or writing services on Mellon's behalf. If a cash honorarium is tendered, you should donate it to the Mellon Bank Foundation, request that it be donated to a charity of your choice, or turn it over to the Finance Department. You may accept noncash honoraria of modest value (not to exceed $100). You also may accept reimbursement of related expenses subject to the approval of the Manager of Corporate Compliance. You should check with the Tax Group to ensure proper tax treatment.


Accepting Fiduciary Appointments
A fiduciary appointment is an appointment as an administrator, executor, guardian, custodian for a minor, trustee or managing agent. Unless you are acting on behalf of a member of your family or you have obtained approval from the Manager of Corporate Compliance, you may not accept a fiduciary or co-fiduciary appointment. You also may not act as a deputy or co-tenant of a safe deposit box, or act as agent or attorney-in-fact (including signer or co-owner) on a customer's account.

Even if you are acting on behalf of a family member or receive approval to act as fiduciary or co-fiduciary, you are expected to follow these guidelines:

..    avoid any representations that you are performing (or have access to) the same professional services that are performed by a Bank;

..    do not accept a fee for acting as co-fiduciary with a Bank unless you receive approval from the board of directors of that Bank; and

..    do not permit your appointment to interfere with the time and attention you devote to your job responsibilities.


Participating in Civic Affairs
You are encouraged to take part in charitable, educational, fraternal or other civic affairs, as long as such affairs do not interfere or conflict with your responsibilities at Mellon. However, you should review the requirements of "Serving as an Outside Director or Officer" (see below) as they may apply to your participation in civic affairs. You should not imply Mellon's sponsorship or support of any outside event or organization without the approval of the Chief Executive Officer of your entity or the Chief Executive Officer's delegate.


Serving as an Outside Director or Officer
In view of the potential conflicts of interest and the possible liability for both you and Mellon, you are urged to be cautious when considering service as an officer, general partner or director of any non-Mellon entity. Before agreeing to such service, you should review and comply with the Corporate Policy on Outside Directorships and Offices (CPP-805-1), which requires approvals to hold certain outside offices and directorships. Approvals granted under this Policy do not constitute requests by Mellon to serve, nor do they carry with them indemnification.

While you are serving as an officer, general partner or director of an outside entity, you should:

..    not attempt to influence or take part in any vote or decision that may lead to the use of a Mellon product or service by the outside entity, or result in the conferring of some specific benefit to Mellon by the outside entity, and see that the outside entity's records reflect your abstention;

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Avoiding Conflicts of Interest (cont.)
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..    relinquish any responsibility you may have for any Mellon relationship with the outside entity;

..    be satisfied that the outside entity conducts its affairs lawfully, ethically and in accordance with prudent management and financial practices; and

..    comply with the annual approval requirements in the Corporate Policy on
     Outside Directorships and Offices (CPP-805-1).

Any employee serving as a treasurer of a public organization-such as a school district, borough or other similar governmental entity-must consult the Legal Department for further guidelines.


Participating in Political Activities
Mellon encourages you to keep informed concerning political issues and candidates and to take an active interest in political affairs. If you do participate in any political activity, however, you may not act as a representative of Mellon unless you are specifically authorized in writing to do so by the Chief Executive Officer of the Corporation.

As explained in "Obeying Laws and Regulations" on page 3, it is unlawful to use Corporate funds or assets in connection with federal elections, and many states also restrict the use of corporate funds or assets in connection with state elections. In accordance with applicable laws, however, Mellon may establish political action committees for lawful participation in the political process. The use of Corporate funds or assets in connection with state elections may not be made without prior approval of the Legal Department.

Hospitality toward public officials should never be such that it could tend to compromise, or give the appearance of compromising, the honesty or integrity of the public official or Mellon. Hospitality should be extended with the expectation that it will become public knowledge and should be extended in compliance with all applicable laws and regulations.


Dealing With Customers and Suppliers
In your dealings with customers and suppliers, situations sometimes occur that may create a conflict of interest or the appearance of a conflict of interest. To avoid such conflicts, Corporate policies were developed in the areas listed below.


Gifts and Entertainment
Under the Bank Bribery Act, you may not offer or accept gifts or other items of value under circumstances intended to influence you, a customer or supplier in conducting business. Items of value include money, securities, business opportunities, goods, services, discounts on goods or services, entertainment, food or drink (see page 2, "Obeying Laws and Regulations"). Employees of NASD members should check NASD rules, which in some instances are more restrictive. Under the Bank Bribery Act, you may not:

..    solicit for yourself or for a third party (other than Mellon) anything of value from anyone in return for any Mellon business, service or confidential information;

..    give cash gifts to, or accept cash gifts from, a customer, supplier or person to whom you refer business;

..    use your position at Mellon to obtain anything of value from a customer, supplier or person to whom you refer business;

..    accept gifts under a will or trust instrument of a customer unless you have the prior approval of the Manager of Corporate Compliance; or

..    except as provided below, accept anything of value (other than earned salary, wages and fees) from anyone in connection with Mellon business.

The business practices listed below do not create the risk of corruption or breach of trust to Mellon and are permissible. Accordingly, you may accept:

..    gifts, gratuities, amenities or favors based on obvious family or personal relationships (such as those between an employee's parents, children or spouse) where the circumstances make it clear that those relationships-rather than Mellon business-are the motivating factors;

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Avoiding Conflicts of Interest (cont.)
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..    meals, refreshments, travel arrangements or accommodations, or entertainment of reasonable value and in the course of a meeting or other occasion held for business discussions, provided that the expenses would be paid by Mellon as a reasonable business expense;

..    loans from other banks or financial institutions on customary terms to finance proper and usual employee activities (such as home mortgage loans), except where prohibited by law;

..    advertising or promotional material, such as pens, pencils, note pads, key chains, calendars and similar items having a value of less than $100;

..    discounts or rebates on merchandise or services that do not exceed those available to other customers;

..    gifts that have a value of less than $100 and are related to commonly recognized events or occasions, such as a promotion, conference, sports outing, new job, wedding, retirement or holiday; or

..    civic, charitable, educational or religious organization awards for recognition of service and accomplishment.

If you receive or anticipate receiving something of value from a supplier, customer or person to whom you refer business in a situation that is not specifically permitted by the Code, you must notify the Manager of Corporate Compliance in writing of the circumstances. You may not accept the item (or must return it if you have already received it) unless you receive approval from the Manager of Corporate Compliance. The Manager of Corporate Compliance will approve or deny requests based upon the reasonableness of the circumstances and whether the circumstances pose a threat to Mellon's integrity. The Manager of Corporate Compliance will maintain copies or records of all requests and responses.

Entertainment, gifts or prizes given to customers or suppliers by employees should be appropriate for the circumstances and constitute necessary and incidental Mellon business expenses. If you seek reimbursement from Mellon for business expenses, it is your responsibility to see that your expense diary is accurate and reflects only appropriate business expenses. In dealing with employees of other banks or bank holding companies, you should be aware that gifts or prizes given to those employees are subject to the Bank Bribery Law, and that the Bank Bribery Law applies to both givers and recipients.


Borrowing From Customers
You are not permitted to borrow from, or lend your personal funds to, Mellon customers, brokers or suppliers. Credit transactions in customers' normal course of business and on regular terms (for example, transacting business with a recognized lending institution or charging items at a department store) are not included in this restriction.


Giving Advice to Customers
Unless your regular Corporate duties specifically permit, you may not give legal, tax or investment advice to customers.

Legal Advice--You may be asked by a customer to make a statement regarding the legal implications of a proposed transaction. You cannot give legal advice to customers. Be sure, therefore, that nothing you say might be interpreted as legal advice.

Tax and Investment Advice--You may not advise customers on matters concerning tax problems, tax return preparation or investment decisions.


Recommending Professional Services
Customers and others may ask your help to find qualified professional people or firms. Unless you name several candidates without indicating favoritism, you may not recommend attorneys, accountants, insurance brokers or agents, stock brokers, real estate agents, etc., to customers, employees or others. Under no circumstances may you make a recommendation if you expect to benefit.

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Respecting Confidential Information
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As an employee, you may have knowledge, reports or statements about Mellon's business or possess confidential information about the private or business affairs of Mellon's customers and suppliers. You should assume that all information about Mellon business or the private or business affairs of Mellon's customers (including applicants and former customers) or suppliers is confidential and you should treat that information as privileged and hold it in the strictest confidence.

Confidential information is to be used only for Corporate purposes. Under no circumstances may you use such information for personal gain or pass it on to any person outside Mellon, including family or friends, or even to other employees who do not need such information to perform their jobs or to provide services to or for Mellon. All employees must comply with Mellon's Consumer Privacy Policies and applicable privacy laws and regulations.


Types of Confidential Information
Although it is impossible to provide an exhaustive list of information that should remain confidential, the following are examples of the general types of confidential information that employees might receive in the ordinary course of carrying out their job responsibilities.


Information Obtained From Business Relations
You may possess confidential information about those with whom Mellon has business relations. If released, such information could have a significant effect on their operations, their business reputations or the market price of their securities. Disclosing such information could expose both you and Mellon to liability for damages. Customer information should not be released to third parties without customer authorization except as approved by the Legal Department.


Mellon Financial Information
Financial information about Mellon is confidential unless it has been published in reports to shareholders or has been made otherwise available to the public. It is the policy of the Corporation to disclose all material Corporate information to the public in such a manner that all those who are interested in the Corporation and its securities have equal access to the information. Except as required by law or approved by the Finance Department, financial information is not to be released to any person or organization. If you have any questions about disclosing financial information, contact the head of the Finance Department.


Mellon Examination Information
Virtually all Mellon entities are periodically reviewed by regulatory examiners. Certain reports made by those regulatory agencies are the property of those agencies and are strictly confidential. Giving information from those reports to anyone not officially connected with Mellon is a criminal offense.


Mellon Proprietary Information
Certain nonfinancial information developed by Mellon-such as business plans, customer lists, methods of doing business, computer software, source codes, databases and related documentation-is valuable information that is proprietary and confidential. You are not to disclose it to anyone outside Mellon or to anyone inside Mellon who does not have a need to know such information. This obligation survives your employment with Mellon. Employees are prohibited from using Corporate time, resources and assets (including Mellon proprietary information) for personal gain. Mellon has proprietary rights in any materials, products or services that you create which relates to your work at Mellon, that use Mellon resources (equipment, etc.) or that are created during your regular work hours. You must disclose such materials, products or services to Mellon.

--------------------------------------------------------------------------------
page 9

--------------------------------------------------------------------------------

Electronic Information Systems
E-mail (internal and external), voice mail and communications systems are intended for Mellon business use only. Messages and information contained on these systems are subject, at Mellon's sole discretion, to access, monitoring, review and/or disclosure by authorized Mellon personnel with or without notice, at any time. You should not expect messages sent on these systems to be treated as private or confidential. Employees may not use e-mail systems to (1) bypass financial transaction documentation requirements; (2) send inappropriate, harassing or offensive messages; (3) solicit; or (4) deliberately distribute any program or virus that could be destructive to hardware, software, or files on any computer. You should also limit the transmission of highly sensitive information on these systems. Messages created in these systems should be in compliance with the Corporate Policy on Document Creation and Retention (CPP-111-2). For more detailed information on use of these systems, see the Corporate Policies on Use of Electronic Mail (CPP-111-3); Use of Mellon's E-Mail Network for Internal Communications (CPP-111-3(A)); Use of Mellon's E-Mail Network for External Communications (CPP-111-3(B)); and Access to Electronic Information (CPP-111-4). Additionally, Mellon provides employees access to both the Internet and Intranet (Mellon's internal Internet system) as a resource to obtain Mellon organizational or business related information. Your use of the Internet and Intranet is subject, at Mellon's sole discretion, to access, monitoring, review and/or disclosure by authorized Mellon personnel with or without notice, at any time, and should not be viewed as private or confidential. For more detailed information on use of the Internet and Intranet, see the Corporate Policy on Internet/Intranet Access and Use (CPP-204-2).


Information Security Systems
If you have access to Mellon information systems, you are responsible for taking precautions necessary to prohibit unauthorized entry to the system. You should safeguard your passwords or other means of entry.


Computer Software
Computer software is to be used on Mellon business only and must be used in accordance with the terms of the licensing agreement. No copying of software is permitted except in accordance with the licensing agreement.


Insider Information
Insider information is material nonpublic information relating to securities issued by any corporation. Information is considered "material" if it is important enough to affect the judgment of investors about whether to buy, sell or hold stock, or to influence the market price of the stock.

The courts have ruled that insider information about securities must be made public before anyone possessing it can trade or recommend the purchase or sale of the securities concerned. Under federal and state securities laws, you, Mellon and the person who receives the information could be held legally responsible for misusing insider information.

Obviously, the insider information rule is very difficult to apply in given circumstances. Employees must be extremely cautious in discussing Corporate information with any person outside of Mellon or in using information obtained at Mellon in making personal investment decisions. If you have any doubts about whether or not an item is insider information or whether or not it has been or should be revealed, consult the Legal Department.

--------------------------------------------------------------------------------
                                                                         page 10

Rules for Protecting Confidential Information
--------------------------------------------------------------------------------

The following are some basic rules to follow to protect confidential information.


Limited Communication to Outsiders
Confidential information should not be communicated to anyone outside Mellon, except consistent with Mellon's policies on communicating such information.


Corporate Use Only
Confidential information should be used only for Corporate purposes. Under no circumstances may an employee use it, directly or indirectly, for personal gain or for the benefit of any outside party who is not entitled to such information.


Other Customers
Where appropriate, customers should be made aware that employees will not disclose to them other customers' confidential information or use the confidential information of one customer for the benefit of another.


Notification of Confidentiality
When confidential information is communicated to any person, either inside or outside Mellon, they should be informed of the information's confidential nature and the limitations on its further communication.


Prevention of Eavesdropping
Confidential matters should not be discussed in public or in places, such as in building lobbies, restaurants or elevators, where persons may overhear. Precautions, such as locking materials in desk drawers overnight, stamping material "Confidential" and delivering materials in sealed envelopes, should be taken with written materials to ensure they are not read by unauthorized persons.


Data Protection
Data stored on personal computers and diskettes should be properly secured to ensure it is not accessed by unauthorized persons. Access to computer files should be granted only on a need-to-know basis. At a minimum, employees should comply with applicable Mellon policies on electronic data security.


Confidentiality Agreements
Confidentiality agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this Policy. Confidentiality agreements that deviate from commonly used forms should be reviewed in advance by the Legal Department.


Contact With the Public
All contacts with institutional shareholders or securities analysts about Mellon must be made through the Investor Relations Division of the Finance Department. All contacts with the media and all speeches or other public statements made on behalf of Mellon or about Mellon's businesses must be cleared in advance by Corporate Affairs. All media inquiries should be directed to Corporate Affairs. In speeches and statements not made on behalf of Mellon, care should be taken to avoid any implication that Mellon endorses the views expressed.


Supplemental Procedures
Mellon entities, departments, divisions and groups should establish their own supplemental procedures for protecting confidential information, as appropriate. These procedures may include:

..    establishing records retention and destruction policies;

..    using code names;

..    limiting the staffing of confidential matters (for example, limiting the size of working groups and the use of temporary employees, messengers and word processors); and

..    requiring written confidentiality agreements for certain employees.

Any supplemental procedures should be used only to protect confidential information and not to circumvent appropriate report and recordkeeping requirements.

--------------------------------------------------------------------------------
page 11

--------------------------------------------------------------------------------

"Chinese Wall" Policy

To facilitate compliance with the prohibition on trading in securities while in possession of insider information, diversified financial services organizations, including Mellon, have adopted "Chinese Wall" policies. The Chinese Wall separates the business units or employees likely to receive insider information from the business units or employees that trade in securities or provide investment advice.

Mellon's Chinese Wall Policy (CPP-903-2(C)) establishes rules restricting the flow of information within Mellon to investment personnel; procedures to be used by investment personnel to obtain information from other departments or divisions of Mellon Banks or from other Mellon subsidiaries; and procedures for reporting the receipt of material nonpublic information by investment personnel.

You must know this policy, particularly if you work in an area that handles investment decisions or if you supply or might be asked to supply information to employees in such areas. Under no circumstances should you receive or pass on information that may create a conflict of interest or interfere with a fiduciary obligation of Mellon.


Termination of Employment
--------------------------------------------------------------------------------

You must return all property of Mellon immediately before or upon termination of employment. This includes all forms of Mellon proprietary information; all hard-copy and computer files; customer lists; personal computer hardware and software; statistical analysis, product pricing, various formulas and models; identification cards; keys and access cards; and other confidential information. In addition, you may not retain copies of any such property. You must also return cellular or car phones, pagers, laptop computers and any other equipment that Mellon made available to facilitate performance of your job.

--------------------------------------------------------------------------------
                                                                         page 12

Notes
--------------------------------------------------------------------------------

           [LOGO] MELLON FINANCIAL CORPORATION
           ---------------------------------------------------------------------
           Corporate Compliance
           www.mellon.com

CO-1040 Rev. 06/00 PD 06/00

[LOGO] MELLON FINANCIAL CORPORATION
--------------------------------------------------------------------------------

                                                       Securities Trading Policy



                                                          [GRAPHIC]

[LOGO] MELLON FINANCIAL CORPORATION

                                                                       July 2000

Dear Mellon Financial Employee:

At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,

/s/ Martin G. McGuinn

Martin G. McGuinn
Chairman and Chief Executive Officer

Table of Contents
--------------------------------------------------------------------------------

                                                                                           Page #

INTRODUCTION ............................................................................       1

CLASSIFICATION OF EMPLOYEES .............................................................       2
     Insider Risk Employees .............................................................       2
     Investment Employees ...............................................................     2-3
     Access Decision Makers .............................................................       3
     Other Employees ....................................................................       3
     Consultants, Independent Contractors and Temporary Employees .......................       3

PERSONAL SECURITIES TRADING PRACTICES ...................................................    4-45

   Section One-Applicable to Insider Risk Employees
     Quick Reference - Insider Risk Employees ...........................................       4
     Standards of Conduct for Insider Risk Employees ....................................     5-9
     Restrictions on Transactions in Mellon Securities ..................................   10-12
     Restrictions on Transactions in Other Securities ...................................   12-15
     Protecting Confidential Information ................................................   16-18

   Section Two-Applicable to Investment Employees
     Quick Reference - Investment Employees .............................................      19
     Standards of Conduct for Investment Employees ......................................   20-25
     Restrictions on Transactions in Mellon Securities ..................................   26-28
     Restrictions on Transactions in Other Securities ...................................   28-31
     Protecting Confidential Information ................................................   32-34
     Special Procedures for Access Decision Makers ......................................      34

   Section Three-Applicable to Other Employees
     Quick Reference - Other Employees ..................................................      35
     Standards of Conduct for Other Employees ...........................................   36-37
     Restrictions on Transactions in Mellon Securities ..................................   37-39
     Restrictions on Transactions in Other Securities ...................................   39-42
     Protecting Confidential Information ................................................   43-45

GLOSSARY
   Definitions ..........................................................................   46-52
   Exhibit A - Sample Letter to Broker ..................................................      53

Introduction
--------------------------------------------------------------------------------

The Securities Trading Policy (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit & Risk Review Department.

Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.

--------------------------------------------------------------------------------
page 1

Classification of Employees
--------------------------------------------------------------------------------

                               The Policy is applicable to all employees of Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate Compliance.

                               Employees are engaged in a wide variety
                               of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories: Insider Risk Employee, Investment Employee, Access Decision Maker and Other Employee. Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                               Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

Insider Risk Employee          You are considered to be an Insider Risk Employee
                               if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance customers.
                               This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit & Risk Review, and Legal Departments, and all members of the Senior
                               Management Committee who are not Investment
                               Employees.

Investment Employee            You are considered to be an Investment Employee
                               if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for the accounts of others, and/or if you provide investment advice.

--------------------------------------------------------------------------------
                                                                          page 2

Classification of Employees
--------------------------------------------------------------------------------


Investment Employee            This will typically include:
(cont.)                        .   certain employees in fiduciary securities
                                   sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

                               . an employee of a Mellon entity registered under the Investment Advisers Act of 1940 who is also an "Access Person" as defined by Rule 17j-1 of the Investment Company Act of 1940 (see glossary); and

                               .   any member of Mellon's Senior Management
                                   Committee who, as part of his/her usual
                                   duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

Access Decision Maker (ADM)    A person designated as such by the Investment
                               Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managedaccounts. See further details in the Access Decision Maker edition of the Policy.

Other Employee                 You are considered to be an Other Employee if you
                               are an employee of Mellon Financial Corporation or any of its direct or indirect subsidiaries who is not an Insider Risk Employee, Investment
                               Employee, or an ADM.

Consultants, Independent       Managers should inform consultants, independent
Contractors and Temporary      contractors and temporary employees of the
Employees                      general provisions of the Policy (such as the
                               prohibition on trading while in possession of material nonpublic information), but generally they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider
                               Risk Employee, Investment Employee or Access
                               Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

--------------------------------------------------------------------------------
page 3

Personal Securities Trading Practices
--------------------------------------------------------------------------------

Section One-Applicable to Insider Risk Employees

QUICK REFERENCE-INSIDER RISK EMPLOYEES

Some things you must do
Duplicate Statements & Confirmations--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Manager of Corporate Compliance, Mellon Financial Corporation, PO Box 3130, Pittsburgh, PA 15230-3130:
..    Trade confirmations summarizing each transaction

..    Periodic statements

Exhibit A of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)

Preclearance--Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:
..    delivering the request to the Manager of Corporate Compliance, AIM
     151-4340,

..    faxing the request to (412) 234-1516, or

..    contacting the Manager of Corporate Compliance for other available notification options.

Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

Special Approvals
..    Acquisition of securities in a Private Placement must be precleared by the employee's Department/ Entity head and the Manager of Corporate Compliance.

..    Acquisition of securities through an allocation by the underwriter of an
     Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

Some things you must not do
Mellon Securities--The following transactions in Mellon securities are prohibited for all Mellon Employees:
..    Short sales

..    Purchasing and selling or selling and purchasing within 60 days

..    Purchasing or selling during a blackout period

..    Margin purchases or options other than employee options.

Non-Mellon Securities--New investments in financial services organizations are prohibited for certain employees only-see page 13.

Other restrictions are detailed throughout Section One.
Read the Policy!

Exemptions

Preclearance is NOT required for:
..    Purchases or sales of municipal bonds, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.

..    Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

..    Transactions that are non-volitional on the part of an employee (such as stock dividends).

..    Changes in elections under Mellon's 401(k) Retirement Savings Plan.

..    An exercise of an employee stock option administered by Human Resources.

..    Automatic reinvestment of dividends under a DRIP or Automatic Investment
     Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)

..    Sales of securities pursuant to tender offers and sales or exercises of
     "Rights" (see page 7).

Questions?
(412) 234-1661

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

--------------------------------------------------------------------------------
                                                                          page 4

Personal Securities Trading Practices
--------------------------------------------------------------------------------

STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES

                               Because of their particular responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                               Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

Conflict of Interest           No employee may engage in or recommend any
                               securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic             No employee may engage in or recommend a
Information                    securities transaction, for his or her
                               own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Brokers Trading Accounts--All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

Personal Securities            Trading Accounts--All Insider Risk Employees are
Transactions Reports           required to instruct their broker, trust account
                               manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is in Exhibit A.

--------------------------------------------------------------------------------
page 5

Personal Securities Trading Practices
--------------------------------------------------------------------------------

Preclearance for Personal      All Insider Risk Employees must notify the
Securities Transactions        Manager of Corporate Compliance in writing and
                               receive preclearance before they engage in any purchase or sale of a security. Insider Risk
                               Employees should refer to the provisions under "Beneficial Ownership" on page 15, which are applicable to these provisions.

                               All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the Manager of Corporate Compliance.

                               The Manager of Corporate Compliance will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                               Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Employee. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record.

                               As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclear-ance response anything regarding the security for which preclearance was requested.

                               Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                               . preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make.

                               . preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day.

                               . Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a pre-clearance request. If the Insider Risk Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                               . Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

--------------------------------------------------------------------------------
                                                                          page 6

Personal Securities Trading Practices
--------------------------------------------------------------------------------

Exemptions from Requirement    Preclearance by Insider Risk Employees is not
to Preclear                    required for the following transactions:

                               .   Purchases or sales of Exempt Securities
                                   (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                               .   Purchases or sales of municipal bonds,
                                   closed-end mutual funds; non-financial
                                   commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                               . Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                               . Transactions that are non-volitional on the part of an employee (such as stock dividends);

                               . The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                               . Changes to elections in the Mellon 401(k) plan;

                               .   Purchases effected upon the exercise of
                                   rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                               . Sales of rights acquired from an issuer, as described above; and/or

                               . Sales effected pursuant to a bona fide tender offer.

Gifting of Securities          Insider Risk Employees desiring to make a bona
                               fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

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DRIPs, DPPs and AIPs           Certain companies with publicly traded securities
                               establish:

                               . Dividend Reinvestment Plans (DRIPs)--These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                               . Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                               . Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                               Participation in a DRIP, DPP or AIP is voluntary.

                               Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                               Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

Restricted List                The Manager of Corporate Compliance will maintain
                               a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for
                               Insider Risk Employees. The Restricted List will not be distributed outside of the office of Corporate Compliance. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company.
                               Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                               To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department/ entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads.

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Restricted List                Although the reasons for inclusion on the
(cont.) Restricted List may vary, they could typically include the following:

                               . Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                               . Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                               .    Mellon is involved as an agent in the
                                    distribution of the company's securities;

                               .    Mellon has received material nonpublic
                                    information on the company;

                               .    Mellon is considering the exercise of
                                    significant creditors' rights against the company; or

                               . The company is a Mellon borrower in Credit Recovery.

                               Department heads of sections in which Insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance writing of any change in circumstances making it in appropriate to remove a company from the Restricted List.

                               The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

Confidential Treatment         The Manager of Corporate Compliance will use his
                               or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential. " However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.

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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                    Employees who engage in transactions
                                    involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                    The following restrictions apply to all
                                    transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 15 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                               .    Short Sales--Short sales of Mellon
                                    securities by employees are prohibited.

                               . Short Term Trading--Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

                               . Margin Transactions--Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                               . Option Transactions--Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                               .    Major Mellon Events--Employees who have
                                    knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                               .    Mellon Blackout Period--Employees are
                                    prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December
                                    16. The end of the blackout period is
                                    determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

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Mellon 401(k) Plan             For purposes of the blackout period and the short
                               term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                               . Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                               . Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                               Except for the above there are no other
                               restrictions applicable to the 401(k) plan. This means, for example:

                               . Employees are not required to preclear any elections or changes made in their 401(k) account.

                               .    There is no restriction on employees'
                                    changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                               . The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

Mellon Employee                Receipt--Your receipt of an employee stock
Stock Options                  option from Mellon is not deemed to be a purchase
                               of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                               Exercises--The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                               "Cashless" Exercises--The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

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Mellon Employee              Sales--The sale of the Mellon securities that
Stock Options                were received in the exercise of an employee stock
(cont.)                      option is treated like any other sale under the
                             Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                             Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 15, which is applicable to the following restrictions.

                             The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below. The following restrictions apply to all securities transactions by employees:

                             . Credit, Consulting or Advisory Relationship-- Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                             . Customer Transactions--Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                             . Excessive Trading, Naked Options--Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                             . Front Running--Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

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                               .   Initial Public Offerings--Insider Risk
                                   Employees are prohibited from acquiring
                                   securities through an allocation by the
                                   underwriter of an Initial Public Offering
                                   (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                               . Material Nonpublic Information--Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                               . Private Placements--Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                               .   Scalping--Employees may not engage in
                                   "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                               .   Short Term Trading--All employees are
                                   discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

Prohibition on Investments     You are prohibited from acquiring any security
in Securities of Financial     issued by a financial services organization
Services Organizations         if you are:

                               .   a member of the Mellon Senior Management
                                   Committee.

                               .   employed in any of the following departments:
                                   .   Corporate Strategy & Development
                                   .   Legal (Pittsburgh only)
                                   .   Finance (Pittsburgh only)

                               . an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.



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Prohibition on Investments     Financial Services Organizations--The term
in Securities of Financial     "security issued by a financial services
Services Organizations         organization" includes any security issued by:
(cont.)                        .   Commercial Banks other than Mellon
                               .   Bank Holding Companies other than Mellon
                               .   Insurance Companies
                               .   Investment Advisory Companies
                               .   Shareholder Servicing Companies
                               .   Thrifts
                               .   Savings and Loan Associations
                               .   Broker/Dealers
                               .   Transfer Agents
                               .   Other Depository Institutions

                               The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                               Effective Date--Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                               Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                               Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts) are not subject to this prohibition.

                               Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

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Beneficial Ownership           The provisions of the Policy apply to
                               transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                               .  accounts of a spouse, minor children or
                                  relatives to whom substantial support is contributed;

                               . accounts of any other member of the employee's household (e.g., a relative living in the same home);

                               . trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                               . corporate accounts controlled, directly or indirectly, by the employee;

                               . arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                               . any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

Non-Mellon Employee            The provisions discussed above do not apply to
Benefit Plans                  transactions done under a bona fide employee
                               benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                               The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.



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PROTECTING CONFIDENTIAL INFORMATION

                               As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and Tipping    Federal securities laws generally prohibit the
Legal Prohibitions             trading of securities while in possession of
                               "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                               Information is "material" if there is a
                               substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                               .  a proposal or agreement for a merger,
                                  acquisition or divestiture, or for the sale or purchase of substantial assets;

                               . tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                               .  dividend declarations or changes;

                               .  extraordinary borrowings or liquidity
                                  problems;

                               .  defaults under agreements or actions by
                                  creditors, customers or suppliers relating to a company's credit standing;

                               . earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                               . pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                               . a proposal or agreement concerning a financial restructuring;

                               . a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                               . a significant expansion or contraction of operations;

                               . information about major contracts or increases or decreases in orders;

                               . the institution of, or a development in, litigation or a regulatory proceeding;

                               . developments regarding a company's senior management;

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Insider Trading and Tipping    .  information about a company received from a
Legal Prohibitions                director of that company; and
(cont.)
                               .  information regarding a company's possible
                                  noncompliance with environmental protection laws.

                               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                               "Nonpublic"--Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                Employees who possess material nonpublic
                               information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                               Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                               Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                               Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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Restrictions on the Flow of    As a diversified financial services organization,
Information within Mellon      Mellon faces unique challenges in complying with
(The "Chinese Wall")           the prohibitions on insider trading and tipping
                               of material non-public information, and misuse of confidential information. This is because one
                               Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers.
                               To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential
                               Insider Functions) from the Mellon units or individuals that either trade in securities--for
                               Mellon's account or for the accounts of
                               others--or provide investment advice (Investment
                               Functions). Employees should refer to CPP
                               903-2(C) The Chinese Wall.

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Section Two-Applicable to Investment Employees

QUICK REFERENCE-INVESTMENT EMPLOYEES

Some things you must do
Statement of Accounts and Holdings--Provide to your Preclearance Compliance Officer a statement of all securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

Duplicate Statements & Confirmations--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:
     .   Trade confirmations summarizing each transaction
     .   Periodic statements
Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

Preclearance--Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:
     . delivering or faxing the request to the designated Preclearance Compliance Officer, or
     . contacting the designated Preclearance Compliance Officer for other available notification options.
Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer.
If preclearance approval is received the trade should be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

Special Approvals
..    Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.
..    Acquisition of securities through an allocation by the underwriter of an
     Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

Some things you must not do
Mellon Securities--The following transactions in Mellon securities are prohibited for all Mellon Employees:
..    Short sales;
..    Purchasing and selling or selling and purchasing within 60 days;
..    Purchasing or selling during a blackout period;
..    Margin purchases or options other than employee options.

Non-Mellon Securities--
..    Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.
..    New investments in financial services organizations are prohibited for certain employees only (see page 30).

Other restrictions are detailed throughout Section Two.
Read the Policy!

Exemptions
Preclearance is NOT required for:

..    Purchases or sales of high quality short-term debt instruments, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)
..    Transactions in any account over which the employee has no direct or indirect control over the invest ment decision making process. . Transactions that are non-volitional on the part of an employee (such as stock dividends).
..    Changes in elections under Mellon's 401(k) Retirement Savings Plan.
..    An exercise of an employee stock option administered by Human Resources.
..    Automatic reinvestment of dividends under a DRIP or Automatic Investment
     Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)
..    Sales of securities pursuant to tender offers and sales or exercises of
     "Rights" (see page 23).

Questions?
Contact your designated Preclearance Compliance Officer. If you don't know who that is, call 412-234-1661

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

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STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES

                               Because of their particular responsibilities, Investment Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                               Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


Conflict of Interest           No employee may engage in or recommend any
                               securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic             No employee may divulge the current portfolio
Information                    positions, or current or anticipated portfolio
                               transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                               No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Information                    Trading Accounts--All Investment Employees are
                               encouraged to conduct their personal investing through a Mellon affiliate brokerage account.
                               This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.



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Personal Securities            Statements & Confirmations--All Investment
Transactions Reports           Employees are required to instruct their broker,
                               trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate
                               Compliance or designated Preclearance Compliance
                               Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts.
                               Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated
                               Preclearance Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

                               Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.


Preclearance for Personal      All Investment Employees must notify the
Securities Transactions        designated Preclearance Compliance Officer in
                               writing and receive preclearance before they engage in any purchase or sale of a security for their own accounts. Investment Employees should refer to the provisions under "Beneficial
                               Ownership" on page 31, which are applicable to these provisions.

                               All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

                               The designated Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                               Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

                               As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

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Preclearance for Personal      Although making a preclearance request does not
Securities Transactions        obligate an Investment Employee to do the
(cont.)                        transaction, it should be noted that:

                               . Preclearance requests should not be made for a transaction that the Investment Employee does not intend to make.

                               . The order for a transaction should be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire.

                               . Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a pre-clearance request. If the Investment Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                               . Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

Blackout Policy                Except as described below, Investment Employees
                               will not generally be given clearance to execute a transaction in any security that is on the restricted list maintained by their Preclearance
                               Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

                               Exceptions--Regardless of any restrictions above, Investment Employees will generally be given clearance to execute the following transactions:

                               .  Purchase or sale of up to $50,000 of
                                  securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                               . Purchase or sale of up to the greater of 100 shares or $10,000 of securities ranked 201 to 500 on the Russell list of largest publicly traded companies.

                               The Investment Employee is limited to two such trades in the securities of any one issuer in any calendar month.

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Exemptions from Requirement    Preclearance is not required for the following
to Preclear                    transactions:

                               .  Purchases or sales of Exempt Securities
                                  (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                               .  Purchases or sales of non-affiliated
                                  closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                               . Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                               . Transactions that are non-volitional on the part of an employee (such as stock dividends);

                               . The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                               . Changes to elections in the Mellon 401(k) plan;

                               . Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                               . Sales of rights acquired from an issuer, as described above; and/or

                               . Sales effected pursuant to a bona fide tender offer.


Gifting of Securities          Investment Employees desiring to make a bona fide
                               gift of securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, Investment Employees must report such bona fide gifts to the designated
                               Preclearance Compliance Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information:
                               the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

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DRIPS, DPPs and AIPs           Certain companies with publicly traded securities
                               establish:

                               . Dividend Reinvestment Plans (DRIPs)--These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                               . Direct Purchase Plans (DPPs)--These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                               . Automatic Investment Plans (AIPs)--These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                               Participation in a DRIP, DPP or AIP is voluntary.

                               Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                               Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.


Statement of Securities        Within ten days of receiving this Policy and on
Accounts and Holdings          an annual basis thereafter, all Investment
                               Employees must submit to the designated
                               Preclearance Compliance Officer:

                               . a listing of all securities trading accounts in which the employee has a beneficial interest.

                               . a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary.

                               The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.

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Restricted List                Each Preclearance Compliance Officer will
                               maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                               The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

Confidential Treatment         The Manager of Corporate Compliance and/or
                               Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential."
                               However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.

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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                             Investment Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                             The following restrictions apply to all
                             transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 31 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                             . Short Sales-Short sales of Mellon securities by employees are prohibited.

                             . Short Term Trading-Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                             . Margin Transactions-Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                             .   Option Transactions-Option transactions
                                 involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                             .   Major Mellon Events-Employees who have
                                 knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                             . Mellon Blackout Period-Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

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Mellon 401(k) Plan

                             For purposes of the blackout period and the short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                             . Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                             . Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                                  . with respect to Investment Employees, any profits realized on short term changes in the 401(k) will not have to be disgorged.

                                  .    changes to existing account balance
                                       allocations in the 401(k) plan will not
                                       be compared to transactions in Mellon
                                       securities outside the 401(k) for
                                       purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                             Except for the above there are no other
                             restrictions applicable to the 401(k) plan. This means, for example:

                             . Employees are not required to preclear any elections or changes made in their 401(k) account.

                             . There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                             . The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.


Mellon Employee              Receipt-Your receipt of an employee stock option
Stock Options                from Mellon is not deemed to be a purchase of a
                             security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                             Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

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Mellon Employee              "Cashless" Exercises-The exercise of an employee
Stock Options                stock option which is part of a "cashless exercise"
(cont.)                      or "netting of shares" that is administered by the
                             Human Resources Department or Chase Mellon
                             Shareholder Services is exempt from the
                             preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                             Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                             Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                             The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                             The following restrictions apply to all securities transactions by employees:

                             . Customer Transactions-Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                             .   Excessive Trading, Naked Options-Mellon
                                 discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                             . Front Running-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

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                                .   Initial Public Offerings-Investment
                                    Employees are prohibited from acquiring
                                    securities through an allocation by the
                                    underwriter of an Initial Public Offering
                                    (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                                . Material Nonpublic Information-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                .   Private Placements-Investment Employees
                                    are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                                .   Scalping-Employees may not engage in
                                    "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                .   Short Term Trading-All Employees are
                                    discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.

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Prohibition on Investments in     You are prohibited from acquiring any security
Securities of Financial Services  issued by a financial services organization if
Organization                      you are:

                                  . a member of the Mellon Senior Management
                                    Committee.

                                  . employed in any of the following
                                    departments:
                                    . Corporate Strategy & Development
                                    . Legal (Pittsburgh only)
                                    . Finance (Pittsburgh only)

                                  . an employee specifically designated by the
                                    Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                                  Financial Services Organizations-The term
                                  "security issued by a financial services
                                  organization" includes any security issued by:

                                  .  Commercial Banks other than Mellon
                                     Bank Holding Companies other than Mellon
                                  .  Insurance Companies
                                  .  Investment Advisory Companies
                                  .  Shareholder Servicing Companies
                                  .  Thrifts
                                  .  Savings and Loan Associations
                                  .  Broker/Dealers
                                  .  Transfer Agents
                                  .  Other Depository Institutions

                                  The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                  Effective Date-Securities of financial
                                  services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                                  Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                                  Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                                  Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

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Beneficial Ownership          The provisions of the Policy apply to transactions
                              in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                              .   accounts of a spouse, minor children or
                                  relatives to whom substantial support is contributed;

                              .   accounts of any other member of the employee's

                                  household (e.g., a relative living in the same home);

                              . trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                              . corporate accounts controlled, directly or indirectly, by the employee;

                              . arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                              . any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").


Non-Mellon Employee           The provisions discussed above do not apply to
Benefit Plans                 transactions done under a bona fide employee
                              benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                              The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.




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PROTECTING CONFIDENTIAL INFORMATION

                              As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.


Insider Trading and Tipping   Federal securities laws generally prohibit the
Legal Prohibitions            trading of securities while in possession of
                              "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.




                              Information is "material" if there is a
                              substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                              . a proposal or agreement for a merger,
                                acquisition or divestiture, or for the sale or purchase of substantial assets; o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                              . dividend declarations or changes;

                              . extraordinary borrowings or liquidity problems;

                              . defaults under agreements or actions by
                                creditors, customers or suppliers relating to a company's credit standing;

                              . earnings and other financial information, such
                                as large or unusual write-offs, write-downs, profits or losses;

                              . pending discoveries or developments, such as new
                                products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                              . a proposal or agreement concerning a financial
                                restructuring;

                              . a proposal to issue or redeem securities, or a
                                development with respect to a pending issuance or redemption of securities;

                              . a significant expansion or contraction of
                                operations;

                              . information about major contracts or increases
                                or decreases in orders;

                              . the institution of, or a development in,
                                litigation or a regulatory proceeding; o developments regarding a company's senior management;

                              . information about a company received from a
                                director of that company; and

                              . information regarding a company's possible
                                noncompliance with environmental protection laws.

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Insider Trading and Tipping   This list is not exhaustive. All relevant
Legal Prohibitions            circumstances must be considered when determining
(cont.)                       whether an item of information is material.

                              "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                              If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.



Mellon's Policy               Employees who possess material nonpublic
                              information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                              Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                              Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                              Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.



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Restrictions on the Flow of             As a diversified financial services
Information within Mellon               organization, Mellon faces unique
(The "Chinese Wall")                    challenges in complying with the
                                        prohibitions on insider trading and
                                        tipping of material non-public
                                        information, and misuse of confidential
                                        information. This is because one Mellon
                                        unit might have material nonpublic
                                        information about a company while other
                                        Mellon units may have a desire, or even
                                        a fiduciary duty, to buy or sell that
                                        company's securities or recommend such
                                        purchases or sales to customers. To
                                        engage in such broad-ranging financial
                                        services activities without violating
                                        laws or breaching Mellon's fiduciary
                                        duties, Mellon has established a
                                        "Chinese Wall" policy applicable to all
                                        employees. The "Chinese Wall" separates
                                        the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider
                                        Functions) from the Mellon units or
                                        individuals that either trade in
                                        securities--for Mellon's account or for
                                        the accounts of others--or provide
                                        investment advice (Investment
                                        Functions). Employees should refer to
                                        CPP 903-2(C) The Chinese Wall.








SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS

                                        Certain Portfolio Managers and Research
                                        Analysts in the fiduciary businesses
                                        have been designated as Access Decision
                                        Makers and are subject to additional
                                        procedures which are discussed in a
                                        separate edition of the Securities
                                        Trading Policy. If you have reason to
                                        believe that you may be an Access
                                        Decision Maker, contact your supervisor, designated Preclearance Compliance
                                        Officer or the Manager of Corporate
                                        Compliance.

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Section Three-Applicable to Other Employees

QUICK REFERENCE-OTHER EMPLOYEES

Some things you must do
..    If you buy or sell Mellon Financial Corporation securities you must provide a report of the trade and a copy of the broker confirmation within 10 days of transaction to the Manager of Corporate Compliance, AIM 151-4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

..    If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager of Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

..    Acquisition of securities through an allocation by the underwriter of an
     Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

..    For Employees who are subject to the prohibition on new investments in financial services organizations (certain employees only-see page 41), broker must send directly to Manager of Corporate Compliance, Mellon Financial Corporation, PO Box 3130, Pittsburgh, PA 15230-3130:

     .    Broker trade confirmations summarizing each transaction

     .    Periodic statements

     Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements.


Some things you must not do
Mellon Securities--The following transactions in Mellon securities are prohibited for all Mellon Employees:

..    Short sales
..    Purchasing and selling or selling and purchasing within 60 days
..    Purchasing or selling during a blackout period
..    Margin purchases or options other than employee options.

Non-Mellon Securities--
..    New investments in financial services organizations (certain employees only-see page 41).

Other restrictions are detailed throughout Section Three. Read the Policy!


Questions?
412-234-1661


This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.
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STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

                             Every Other Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

Conflict of Interest         No employee may engage in or recommend any
                             securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic           No employee may engage in or recommend a securities
Information                  transaction, for his or her own benefit or for the
                             benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Brokers Trading Accounts-All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.

Personal Securities          Other Employees must report in writing to the
Transactions Reports         Manager of Corporate Compliance within ten calendar
                             days whenever they purchase or sell Mellon securities. Purchases and sales include optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                             It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

Brokerage Account Statements Certain Other Employees are subject to the restriction on investments in financial services organizations and are required to instruct their brokers to send statements directly to Corporate Compliance. See page 41.

                             An example of an instruction letter to a broker is contained in Exhibit A.

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Confidential Treatment       The Manager of Corporate Compliance will use his or
                             her best efforts to assure that all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.


RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                             Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                             The following restrictions apply to all
                             transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "Beneficial Ownership" on page 42 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                             . Short Sales-Short sales of Mellon securities by
                               employees are prohibited.

                             . Short Term Trading-Employees are prohibited from
                               purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period.

                             . Margin Transactions-Purchases on margin of

                               Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                             . Option Transactions-Option transactions involving
                               Mellon's publicly traded securities are
                               prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                             . Major Mellon Events-Employees who have knowledge
                               of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

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                             . Mellon Blackout Period-Employees are prohibited
                               from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

Mellon 401(k) Plan           For purposes of the blackout period and the short
                             term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common
                             Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                             . Employees are prohibited from increasing or
                               decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                             . Employees are prohibited from increasing their
                               existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                             Except for the above there are no other
                             restrictions applicable to the 401(k) plan. This means, for example:

                             . Employees are not required to preclear any
                               elections or changes made in their 401(k) account.

                             . There is no restriction on employees' changing
                               their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                             . The regular salary deferral contribution to
                               Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

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Mellon Employee              Receipt-Your receipt of an employee stock option
Stock Options                from Mellon is not deemed to be a purchase of a
                             security. Therefore, it is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                             Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                             "Cashless" Exercises-The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                             Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                             Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 42, which is applicable to the following restrictions.The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                             The following restrictions apply to all securities transactions by employees:

                             . Credit, Consulting or Advisory
                               Relationship-Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition

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                               does not apply to transactions in open end mutual
                               funds.

                             . Customer Transactions-Trading for customers and
                               Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                             . Excessive Trading, Naked Options-Mellon
                               discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                             . Front Running-Employees may not engage in "front
                               running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                             . Initial Public Offerings-Other Employees are
                               prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                             . Material Nonpublic Information-Employees
                               possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                             . Private Placements-Other Employees are prohibited
                               from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                             . Scalping-Employees may not engage in "scalping,"
                               that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                             . Short Term Trading-Employees are discouraged from
                               purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

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Prohibition on Investments   You are prohibited from acquiring any security
in Securities of Financial   issued by a financial services organization if you
Services Organizations       are:

                             . a member of the Mellon Senior Management
                               Committee.

                             . employed in any of the following departments:
                               . Corporate Strategy & Development
                               . Legal (Pittsburgh only)
                               . Finance (Pittsburgh only)
                               . an employee specifically designated by the
                                 Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                             Brokerage Accounts-All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is contained in Exhibit A.

                             Financial Services Organizations-The term "security issued by a financial services organization" includes any security issued by:
                             . Commercial Banks other than Mellon
                             . Bank Holding Companies other than Mellon
                             . Insurance Companies
                             . Investment Advisory Companies
                             . Shareholder Servicing Companies
                             . Thrifts
                             . Savings and Loan Associations
                             . Broker/Dealers
                             . Transfer Agents
                             . Other Depository Institutions

                             The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                             Effective Date-Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

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Prohibition on Investments   Additional securities of a financial services
in Securities of Financial   organization acquired through the reinvestment of
Services Organizations       the dividends paid by such financial services
(cont.)                      organization through a dividend reinvestment
                             program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan
                             (DPP) are subject to this prohibition.

                             Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                             Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


Beneficial Ownership         The provisions of the Policy apply to transactions
                             in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                             . accounts of a spouse, minor children or relatives
                               to whom substantial support is contributed;

                             . accounts of any other member of the employee's
                               household (e.g., a relative living in the same home);

                             . trust or other accounts for which the employee
                               acts as trustee or otherwise exercises any type of guidance or influence;

                             . corporate accounts controlled, directly or
                               indirectly, by the employee;

                             . arrangements similar to trust accounts that are
                               established for bona fide financial purposes and benefit the employee; and

                             . any other account for which the employee is the
                               beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").


Non-Mellon Employee          The provisions discussed above do not apply to
Benefit Plans                transactions done under a bona fide employee
                             benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                             The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING CONFIDENTIAL INFORMATION

                             As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.


Insider Trading and Tipping  Federal securities laws generally prohibit the
Legal Prohibitions           trading of securities while in possession of
                             "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                             Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                             . a proposal or agreement for a merger, acquisition
                               or divestiture, or for the sale or purchase of substantial assets;

                             . tender offers, which are often material for the
                               party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                             . dividend declarations or changes;

                             . extraordinary borrowings or liquidity problems;

                             . defaults under agreements or actions by
                               creditors, customers or suppliers relating to a company's credit standing;

                             . earnings and other financial information, such as
                               large or unusual write-offs, write-downs, profits or losses;

                             . pending discoveries or developments, such as new
                               products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                             . a proposal or agreement concerning a financial
                               restructuring;

                             . a proposal to issue or redeem securities, or a
                               development with respect to a pending issuance or redemption of securities;

                             . a significant expansion or contraction of
                               operations;

                             . information about major contracts or increases or
                               decreases in orders;

                             . the institution of, or a development in,
                               litigation or a regulatory proceeding;

                             . developments regarding a company's senior
                               management; information about a company received from a director of that company; and

                             . information regarding a company's possible
                               noncompliance with environmental protection laws.

--------------------------------------------------------------------------------
page 43

Personal Securities Trading Practices
--------------------------------------------------------------------------------

Insider Trading and Tipping  This list is not exhaustive. All relevant
Legal Prohibitions (cont.)   circumstances must be considered when determining
                             whether an item of information is material.

                             "Nonpublic"- Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                             If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


Mellon's Policy              Employees who possess material nonpublic
                             information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                             Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                             Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                             Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

--------------------------------------------------------------------------------
                                                                         page 44

Personal Securities Trading Practices
--------------------------------------------------------------------------------

Restrictions on the Flow of  As a diversified financial services organization,
Information within Mellon    Mellon faces unique challenges in complying with
(The "Chinese Wall")         the prohibitions on insider trading and tipping of
                             material non-public information, and misuse of confidential information. This is because one
                             Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                             Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees.
                             The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.

--------------------------------------------------------------------------------
page 45

Glossary
--------------------------------------------------------------------------------

Definitions                  . 40-Act entity-A Mellon entity registered under
                               the Investment Company Act and/or the Investment Advisers Act of 1940.

                             . Access Decision Maker-A person designated as such
                               by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                             . access person-As defined by Rule 17j-1 under the
                               Investment Company Act of 1940, "access person" means:
                               (A) With respect to a registered investment
                                   company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

                               (B) With respect to a principal underwriter, any
                                   director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

                               (C) Notwithstanding the provisions of paragraph
                                   (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

                               (D) An investment adviser is "primarily engaged
                                   in a business or businesses other than
                                   advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

--------------------------------------------------------------------------------
                                                                         page 46

Glossary
--------------------------------------------------------------------------------

                             . advisory person of a registered investment
                               company or an investment adviser thereof means:

                               (A) Any employee of such company or investment
                                   adviser (or any company in a control
                                   relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

                               (B) Any natural person in a control relationship
                                   to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                             . approval-written consent or written notice of
                               non-objection.

                             . beneficial ownership-The definition that follows
                               conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                               Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                               Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or

--------------------------------------------------------------------------------
page 47

Glossary
--------------------------------------------------------------------------------

                             . beneficial ownership-definition continued: the
                               relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                               In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                               With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                               To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio

--------------------------------------------------------------------------------
                                                                         page 48

Glossary
--------------------------------------------------------------------------------

                             . beneficial ownership-definition continued:
                               securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                               Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                               The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

                             . "Chinese Wall" Policy-procedures designed to
                               restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                             . direct family relation-employee's husband, wife,
                               father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                             . discretionary trading account-an account over
                               which the employee has no direct or indirect control over the investment decision making process.

                             . employee-any employee of Mellon Financial
                               Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

                               . exempt securities-Exempt Securities are defined
                                 as:

                               . direct obligations of the government of the
                                 United States;
                               . high quality short-term debt instruments;
                               . bankers' acceptances;
                               . bank certificates of deposit and time deposits; . commercial paper;
                               . repurchase agreements;
                               . securities issued by open-end investment
                                 companies;

--------------------------------------------------------------------------------
page 49

Glossary
--------------------------------------------------------------------------------

                             . family relation-see direct family relation.

                             . General Counsel-General Counsel of Mellon
                               Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                             . index fund-an investment company or managed
                               portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                             . initial public offering (IPO)-the first offering
                               of a company's securities to the public through an allocation by the underwriter.

                             . investment club-is a membership organization
                               where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                             . investment company-a company that issues
                               securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                             . Investment Ethics Committee is composed of
                               investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                               . President and Chief Investment Officer of The
                                 Dreyfus Corporation (Committee Chair)

                               . General Counsel, Mellon Financial Corporation

                               . Chief Risk Management Officer, Mellon Trust

                               . Manager of Corporate Compliance, Mellon
                                 Financial Corporation

--------------------------------------------------------------------------------
                                                                         page 50

Glossary
--------------------------------------------------------------------------------

                               . Corporate Chief Auditor, Mellon Financial
                                 Corporation

                               . Chief Investment Officer, Mellon Private Asset
                                 Management

                               . Executive Officer of a Mellon investment
                                 adviser (rotating membership)

                               The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                             . Manager of Corporate Compliance-the employee
                               within the Audit & Risk Review Department of
                               Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                             . Mellon-Mellon Financial Corporation and all of
                               its direct and indirect subsidiaries.

                             . Option-a security which gives the investor the
                               right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                               . Call Options

                                 If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                                 If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

                               . Put Options

                                 If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

                                 If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

                               Below is a table describing the above:
                                        ----------------------------------------
                                                  Transaction Type
                            ----------------------------------------------------
                            Option Type         Buy                   Sale
                            ----------------------------------------------------
                                Put           Sale of              Purchase of
                                        Underlying Security  Underlying Security
                            ----------------------------------------------------
                                Call        Purchase of              Sale of
                                        Underlying Security  Underlying Security
                            ----------------------------------------------------

--------------------------------------------------------------------------------
page 51

Glossary
--------------------------------------------------------------------------------

                             . Preclearance Compliance Officer-a person
                               designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                             . private placement-an offering of securities that
                               is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                             . Senior Management Committee-the Senior Management
                               Committee of Mellon Financial Corporation.

                             . short sale-the sale of a security that is not
                               owned by the seller at the time of the trade.

--------------------------------------------------------------------------------
                                                                         page 52

--------------------------------------------------------------------------------

Exhibit A-Sample Instruction
Letter to Broker

--------------------------------------------------------------------------------
     [LOGO] MELLON

     Date

     Broker ABC
     Street Address
     City, State ZIP

     Re: John Smith & Mary Smith
         Account No. xxxxxxxxxxxx

     In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

     Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

          Manager, Corporate Compliance
          Mellon Financial Corporation
          PO Box 3130 Pittsburgh, PA 15230-3130

          or

          Preclearance Compliance Officer
          (obtain address from your designated Preclearance Compliance Officer)


     Thank you for your cooperation in this request.

     Sincerely yours,

     Employee

     cc: Manager, Corporate Compliance (151-4340) or Preclearance Compliance
         Officer

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
page 53

          Questions Concerning the Securities Trading Policy?
          Contact Corporate Compliance, (412) 234-1661
          AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001


   [LOGO] MELLON]
          ----------------------------------------------------------------------
          Corporate Compliance
          www.mellon.com

CO-1041 Rev. 06/00 PD 06/00

[LOGO] MELLON FINANCIAL CORPORATION


                                                     Securities Trading Policy--
                                                   Access Decision Maker Edition

                                                             [Graphic of Mellon]

[LOGO] MELLON FINANCIAL CORPORATION



                                                                       July 2000



Dear Mellon Financial Employee:

At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,

/s/ Martin G. McGuinn

Martin G. McGuinn
Chairman and Chief Executive Officer

QUICK REFERENCE-ACCESS DECISION MAKERS

Some things you must do

1. Statement of Holdings--Provide to your Preclearance Compliance Officer a statement of all securities holdings within 10 days of becoming an ADM, and within 30 days after every quarter-end thereafter.

2. Duplicate Statements & Confirmations--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:
     .    Trade confirmations summarizing each transaction
     .    Periodic statements
     Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

3. Preclearance--Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:
     . delivering or faxing the request to the designated Preclearance Compliance Officer, or
     . contacting the designated Preclearance Compliance Officer for other available notification options.
     Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade should be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

4. Contemporaneous Disclosure--ADMs must obtain written authorization from the ADM's CIO or other Investment Ethics Committee designee prior to making or acting upon a portfolio recommendation in a security which they own personally.

5. Private Placements--Purchases must be precleared by the Investment Ethics Committee. Prior holdings must be approved by the Investment Ethics Committee within 90 days of becoming an ADM. To initiate preclearance or approval, contact the Manager of Corporate Compliance.

6. IPOs--Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

7. Micro-Cap Securities--MCADMs are prohibited from purchasing any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition unless approved by the Investment Ethics Committee. MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to trading any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of trade. Any prior holding of such securities must be approved by the CIO.

Some things you must not do

Mellon Securities--The following transactions in Mellon securities are prohibited for all Mellon employees:
..    Short sales
..    Purchasing and selling or selling and purchasing within 60 days
..    Purchasing or selling during a blackout period
..    Margin purchases or options other than employee options.

Non-Mellon Securities
..    Portfolio Managers are prohibited from purchasing/selling 7 days before or after a fund or other advised account transaction.
..    For all ADMs, purchasing and selling or selling and purchasing the same or equivalent security within 60 days is discouraged, and any profits must be disgorged.

Other restrictions are detailed throughout the Policy.
Read the Policy!


Exemptions
Preclearance is NOT required for certain other types of transactions, and transactions in certain other types of securities. See pages 9 & 10.


Questions?
Contact your designated Preclearance Compliance Officer. If you don't know who that is, call 412-234-1661.

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

Table of Contents
--------------------------------------------------------------------------------


                                                                                                    Page #
INTRODUCTION............................................................................................ 1
   Purpose.............................................................................................. 1

CLASSIFICATION OF EMPLOYEES............................................................................2-3
   ADMs, MCADMs Consultants, Independent Contractors, and Temporary Employees............................2
   The Investment Ethics Committee.......................................................................3

PERSONAL SECURITIES TRADING PRACTICES.................................................................4-21
   Standards of Conduct for Access Decision Makers....................................................4-11
     Conflict of Interest................................................................................4
     Material Nonpublic Information......................................................................4
     Brokers.............................................................................................4
     Personal Securities Transaction Reports.............................................................5
     Statement of Securities Accounts and Holdings.......................................................5
     Quarterly Reporting.................................................................................6
     Preclearance for Personal Securities Transactions.................................................6-7
     Contemporaneous Disclosure........................................................................7-8
     Blackout Policy.....................................................................................9
     Exemptions from Requirement to Preclear..........................................................9-10
     Gifting of Securities..............................................................................10
     DRIPs, DPPs, and AIPs..............................................................................10
     Restricted List....................................................................................11
     Confidential Treatment.............................................................................11
   Restrictions on Transactions in Mellon Securities.................................................12-14
     Mellon 401(k) Plan.................................................................................13
     Mellon Employee Stock Options......................................................................14
   Restrictions on Transactions in Other Securities..................................................15-19
     Initial Public Offerings...........................................................................15
     Micro-Cap Securities............................................................................15-16
     Private Placements..............................................................................16-17
     Prohibition on Investments in Securities of Financial Services Organizations....................17-18
     Beneficial Ownership...............................................................................18
     Non-Mellon Employee Benefit Plans..................................................................19
   Protecting Confidential Information...............................................................19-21
     Insider Trading and Tipping-Legal Prohibitions..................................................19-20
     Insider Trading and Tipping-Mellon's Policy........................................................21
   The "Chinese Wall"...................................................................................21

GLOSSARY
   Definitions.......................................................................................22-28

   Exhibit A - Sample Letter to Broker..................................................................29


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

Introduction
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The Securities Trading Policy (the "Policy") is designed to reinforce Mellon
Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon Employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit & Risk Review Department.

Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.


Special Edition

This edition of the Securities Trading Policy has been prepared especially for Access Decision Makers. If you believe you are not an Access Decision Maker, please contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance to obtain the standard edition of the Policy.


Purpose

It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. In order to avoid even the appearance of impropriety, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following practices which apply to Access Decision Makers. These practices do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.


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Classification of Employees
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                                     Employees are engaged in a wide variety of
                                     activities for Mellon. In light of the
                                     nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist the employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one or both of the following categories: Access Decision Maker and Micro-Cap Access Decision Maker. Appropriate requirements and limitations are specified in the Policy based upon the employee's classification. The Investment Ethics Committee will determine the classification of each employee based on the following guidelines.


Access Decision Maker (ADM)          A person designated as such by the
                                     Investment Ethics Committee. Generally,
                                     this will be portfolio managers and
                                     research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts.
                                     Portfolio managers in Mellon Private
                                     Capital Management are generally ADMs;
                                     other personal trust officers are generally not ADMs unless the investment discretion they exercise warrants ADM designation.
                                     Traders are not ADMs. Portfolio managers of funds which are limited to replicating an index are not ADMs.


Micro-Cap Access Decision            An ADM designated as such by the Investment
Makers (MCADM)                       Ethics Committee. Generally, this will be
                                     ADMs who make recommendations or decisions regarding the purchase or sale of any security of an issuer with a common equity market capitalization equal to or less than two-hundred fifty million dollars.
                                     MCADMs are also ADMs.


Consultants, Independent             Managers should inform consultants,
Contractors and Temporary            independent contractors and temporary
Employees                            employees of the general provisions of the
                                     Policy (such as the prohibition on trading while in possession of material nonpublic information), but generally they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an ADM if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.



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Classification of Employees
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The Investment Ethics                The Investment Ethics Committee is composed
Committee                            of investment, legal, compliance, and audit
                                     management representatives of Mellon and its affiliates.

                                     The chief executive officer, senior
                                     investment officer and the Preclearance
                                     Compliance Officer at each Mellon
                                     investment affiliate, working together,
                                     will be designees of the Investment Ethics
                                     Committee. The Investment Ethics Committee will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs.



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Personal Securities Trading Practices
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STANDARDS OF CONDUCT FOR ACCESS DECISION MAKERS


                                     Because of their particular
                                     responsibilities, ADMs are subject to
                                     preclearance and personal securities
                                     reporting requirements, as discussed below.

                                     Every ADM must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance or your Preclearance Compliance Officer.
                                     Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


Conflict of Interest                 No employee may engage in or recommend any
                                     securities transaction that places, or
                                     appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


Material Nonpublic Information       No employee may divulge the current
                                     portfolio positions, or current or
                                     anticipated portfolio transactions,
                                     programs or studies, of Mellon or any
                                     Mellon customer to anyone unless it is
                                     properly within his or her job
                                     responsibilities to do so.

                                     No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.


Brokers Trading Accounts--All ADMs are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.





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Personal Securities Trading Practices
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Personal Securities Transactions     Statements & Confirmations--All ADMs are
Reports required to instruct their broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance or designated Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other Exempt Securities as that term is defined in the glossary and the account has the capability to have reportable securities traded in it, the ADM maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated Preclearance Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

                                     Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.


Statement of Securities              Within ten days of becoming an ADM and on
Accounts and Holdongs                an annual basis thereafter, all ADMs must
                                     submit to their designated Preclearance
                                     Compliance Officer:

                                     .   a listing of all securities trading
                                         accounts in which the employee has a
                                         beneficial interest.

                                     .   a statement of all securities in which
                                         they presently have any direct or
                                         indirect beneficial ownership other
                                         than Exempt Securities.

                                      The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the request date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the ADM has read and complied with this Policy.



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Personal Securities Trading Practices
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Quarterly Reporting                   ADMs are required to submit quarterly to
                                      their Preclearance Compliance Officer the
                                      Quarterly Securities Report. This report must be submitted within 30 days of each quarter end and includes information on:

                                      .   securities beneficially owned at any
                                          time during the quarter which were
                                          also either recommended for a
                                          transaction or in the portfolio
                                          managed by the ADM during the quarter.

                                      .   positions obtained in private
                                          placements.

                                      .   securities of issuers with a common
                                          equity market capitalization of $250
                                          million or less at security
                                          acquisition or at the date designated
                                          by the Preclearance Compliance
                                          Officer, hichever is later, which were
                                          beneficially owned at any time during
                                          the quarter.

                                      .   Securities transactions which were not
                                          completed through a brokerage account,
                                          such as gifts inheritances, spin-offs
                                          from securities held outside brokerage
                                          accounts, or other transfers.

                                      A form for making this report can be
                                      obtained from your designated Preclearance
                                      Compliance Officer or from the Securities
                                      Trading Site on the Mellon intranet.


Preclearance for Personal             All ADMs must notify the designated
Securities Transactions               Preclearance Compliance Officer in writing
                                      and receive preclearance before they
                                      engage in any purchase or sale of a
                                      security for their own accounts. ADMs
                                      should refer to the provisions under
                                      "Beneficial Ownership" on page 18, which are applicable to these provisions.

                                      All requests for preclearance for a
                                      securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer. The designated Preclearance Compliance Officer will notify the ADM whether the request is approved or denied, without disclosing the reason for such approval or denial.

                                      Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the ADM. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the ADM to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The ADM should retain a copy of this written record for at least two years.

                                      As there could be many reasons for
                                      preclearance being granted or denied, ADMs should not infer from the preclearance response anything regarding the security for which preclearance was requested.




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Personal Securities Trading Practices
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Preclearance for Personal             Although making a preclearance request
Securities Transactions               does not obligate an ADM to do the
(cont.)                               transaction, it should be noted that:

                                      .   Preclearance requests should not be
                                          made for a transaction that the ADM
                                          does not intend to make.

                                      .   The order for a transaction should be
                                          placed with the broker on the same day
                                          that preclearance authorization is
                                          received. The broker must execute the
                                          trade by the close of business on the
                                          next business day, at which time the
                                          preclearance authorization will
                                          expire.

                                      .   ADMs should not discuss with anyone
                                          else, inside or outside Mellon, the
                                          response they received to a
                                          preclearance request. If the ADM is
                                          preclearing as beneficial owner of
                                          another's account, the response may be
                                          disclosed to the other owner.

                                      .   Good Until Canceled/Stop Loss Orders
                                          ("Limit Orders") must be precleared,
                                          and security transactions receiving
                                          preclearance authorization must be
                                          executed before the preclearance
                                          expires. At the end of the
                                          preclearance authorization period, any
                                          unexecuted Limit Order must be
                                          canceled or a new preclearance
                                          authorization must be obtained. There
                                          are additional pre-approval
                                          requirements for initial public
                                          offerings, micro-cap securities and
                                          private placements. See page 15 to 17.


Contemporaneous Disclosure            ADMs must obtain written authorization
                                      prior to making or acting upon a portfolio recommendation in a security which they own personally. This authorization must be obtained from the ADM's CIO/CEO or other
                                      Investment Ethics Committee designee
                                      immediately prior to the first such
                                      portfolio recommendation in a particular security in a calendar month. The following personal securities holdings are exempt from the requirement to obtain written authorization immediately preceding a portfolio recommendation or transaction:

                                      .   Exempt Securities (see glossary).

                                      .   Securities held in accounts over which
                                          the ADM has no investment discretion,
                                          which are professionally managed by a
                                          non-family member, and where the ADM
                                          has no actual knowledge that such
                                          account is currently holding the same
                                          or equivalent security at the time of
                                          the portfolio recommendation.

                                      .   Personal holdings of equity securities
                                          of the top 200 issuers on the Russell
                                          list of largest publicly traded
                                          companies.

                                      .   Personal equity holdings of securities
                                          of non-US issuers with a common equity
                                          market capitalization of $20 billion
                                          or more.

                                      .   Personal holdings of debt securities
                                          which do not have a conversion feature
                                          and are rated BBB or better.

                                      .   Personal holdings of ADMs who are
                                          index fund managers and who have no
                                          investment discretion in replicating
                                          an index.



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Personal Securities Trading Practices
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Contemporaneous Disclosure            .   Personal holdings of Portfolio
(cont.) Managers in Mellon Private Capital Management and Mellon Private Asset Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties.

                                      If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form for authorization by the CIO/CEO or designee, immediately prior to the first recommendation or transaction in the security in the current calendar month. Disclosure forms for subsequent transactions in the same security are not required for the remainder of the calendar month as long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transaction or recommendation.

                                      Once the CIO/CEO's authorization is
                                      obtained, the ADM may make the
                                      recommendation or trade the security in
                                      the managed portfolio without the
                                      Preclearance Compliance Officer's
                                      signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO/CEO's authorization. The Preclearance Compliance Officer will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5 business days. It is recommended that the ADM retain completed forms for two years.

                                      A listing of Investment Ethics Committee designees, a listing of the Russell 200, and the personal securities disclosure forms are available on the Mellon intranet, or can be obtained from your designated Preclearance Compliance
                                      Officer.


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Blackout Policy                       Except as described below, ADMs will
                                      generally not be given clearance to
                                      execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

                                      In addition, portfolio managers (except
                                      index fund managers) are prohibited from buying or selling a security within seven calendar days before and after their investment company or managed account has effected a transaction in that security. In addition to other appropriate sanctions, if such ADM effects such a personal transaction during that period, the individual must disgorge any and all profit realized from such transaction. The amount of the disgorgement will be determined by the Investment Ethics Committee.

                                      Exceptions--Regardless of any restrictions above, ADMs will generally be given clearance to buy or sell up to the greater of 100 shares or $10,000 of securities of the top 500 issuers on the Russell list of largest publicly traded companies. In addition, ADMs will be exempt from the 7-day disgorgement for the described transactions (but not the disgorgement for short-term/60-day trading). An ADM is limited to two such purchases or two such sales in the securities of any one issuer in any calendar month.


Exemptions from Requirement           Preclearance is not required for the
to Preclear                           following transactions:

                                      .   purchases or sales of Exempt
                                          Securities (see Glossary);

                                      .   purchases or sales of securities
                                          issued by non-affiliated closed-end
                                          investment companies; non-financial
                                          commodities (such as agricultural
                                          futures, metals, oil, gas, etc.),
                                          currency futures, financial futures,
                                          index futures and index securities;

                                      .   purchases or sales effected in any
                                          account over which an employee has no
                                          direct or indirect control over the
                                          investment decision making process
                                          (e.g., discretionary trading
                                          accounts). Discretionary trading
                                          accounts may be maintained, without
                                          being subject to preclearance
                                          procedures, only when the Manager of
                                          Corporate Compliance, after a thorough
                                          review, is satisfied that the account
                                          is truly discretionary;

                                      .   transactions that are non-volitional
                                          on the part of an employee (such as
                                          stock dividends);

                                      .   the sale of Mellon stock received upon
                                          the exercise of an employee stock
                                          option if the sale is part of a
                                          "netting of shares" or "cashless
                                          exercise" dministered by the Human
                                          Resources Department (for which the
                                          Human Resources Department will
                                          forward information to the Manager of
                                          Corporate Compliance);



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Exemptions from Requirement           .   changes to elections in the Mellon
to Preclear                               401(k) plan;
(cont.)
                                      .   purchases effected upon the exercise
                                          of rights issued by an issuer pro rata
                                          to all holders of a class of
                                          securities, to the extent such rights
                                          were acquired from such issuer;

                                      .   sales of rights acquired from an
                                          issuer, as described above; and/or

                                      .   sales effected pursuant to a bona fide
                                          tender offer.


Gifting of Securities                 ADMs desiring to make a bona fide gift of
                                      securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, ADMs must report such bona fide gifts to the designated
                                      Preclearance Compliance Officer. The
                                      report must be made within 10 days of
                                      making or receiving the gift and must
                                      disclose the following information: the
                                      name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An
                                      ADM who purchases a security with the
                                      intention of making a gift must preclear the purchase transaction.


DRIPs, DPPs and AIPs                  Certain companies with publicly traded
                                      securities establish:

                                      .   Dividend reinvestment plans
                                          (DRIPs)--These permit shareholders to
                                          have their dividend payments channeled
                                          to the purchase of additional shares
                                          of such company's stock. An additional
                                          benefit offered by many DRIPs to DRIP
                                          participants is the right to buy
                                          additional shares by sending in a
                                          check before the dividend reinvestment
                                          date ("optional cash purchases").

                                      .   Direct Purchase Plans (DPPs)--These
                                          allow purchasers to buy stock by
                                          sending a check directly to the
                                          issuer, without using a broker.

                                      .   Automatic Investment Plans
                                          (AIPs)--These allow purchasers to set
                                          up a plan whereby a fixed amount of
                                          money is automatically deducted from
                                          their checking account each month and
                                          used to purchase stock directly from
                                          the issuer.

                                      Participation in a DRIP, DPP or AIP is
                                      voluntary.

                                      ADMs who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                                      ADMs must preclear all optional cash
                                      purchases through a DRIP and all purchases through a DPP. ADMs must also preclear all sales through a DRIP, DPP or AIP.




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Restricted List                       Each Preclearance Compliance Officer will
                                      maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for ADMs in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its ADMs from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                                      The Preclearance Compliance Officer will retain copies of the restricted lists for five years.


Confidential Treatment                The Manager of Corporate Compliance and/or
                                      Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from ADMs are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.




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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                      Employees who engage in transactions
                                      involving Mellon securities should be
                                      aware of their unique responsibilities
                                      with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                      The following restrictions apply to all
                                      transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 18 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under
                                      Section 16 of the Securities Exchange Act of 1934).

                                      .   Short Sales--Short sales of Mellon
                                          securities by employees are
                                          prohibited.

                                      .   Short Term Trading--ADMs are
                                          prohibited from purchasing and
                                          selling, or from selling and
                                          purchasing Mellon securities within
                                          any 60 calendar day period. In
                                          addition to any other sanctions, any
                                          profits realized on such short term
                                          trades must be disgorged in accordance
                                          with procedures established by senior
                                          management.

                                      .   Margin Transactions--Purchases on
                                          margin of Mellon's publicly traded
                                          securities by employees is prohibited.
                                          Margining Mellon securities in
                                          connection with a cashless exercise of
                                          an employee stock option through the
                                          Human Resources Department is exempt
                                          from this restriction. Further, Mellon
                                          securities may be used to
                                          collateralize loans or the acquisition
                                          of securities other than those issued
                                          by Mellon.

                                      .   Option Transactions--Option
                                          transactions involving Mellon's
                                          publicly traded securities are
                                          prohibited. Transactions under
                                          Mellon's Long-Term Incentive Plan
                                          or other employee option plans are
                                          exempt from this restriction.

                                      .   Major Mellon Events--Employees who
                                          have knowledge of major Mellon events
                                          that have not yet been announced are
                                          prohibited from buying or selling
                                          Mellon's publicly traded securities
                                          before such public announcements, even
                                          if the employee believes the event
                                          does not constitute material nonpublic
                                          information.




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                                      .   Mellon Blackout Period--Employees are
                                          prohibited from buying or selling
                                          Mellon's publicly traded securities
                                          during a blackout period. The blackout
                                          period begins the 16th day of the last
                                          month of each calendar quarter and
                                          ends 3 business days after Mellon
                                          Financial Corporation publicly
                                          announces the financial results for
                                          that quarter. Thus, the blackout
                                          periods begin on March 16, June 16,
                                          September 16 and December 16. The end
                                          of the blackout period is determined
                                          by counting business days only, and
                                          the day of the earnings announcement
                                          is day 1. The blackout period ends at
                                          the end of day 3, and employees can
                                          trade Mellon securities on day 4.


Mellon 401(k) Plan                    For purposes of the blackout period and
                                      the short term trading rule, employees'
                                      changing their existing account balance
                                      allocation to increase or decrease the
                                      amount allocated to Mellon Common Stock
                                      will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                                      .   Employees are prohibited from
                                          increasing or decreasing their
                                          existing account balance allocation to
                                          Mellon Common Stock during the
                                          blackout period.

                                      .   Employees are prohibited from
                                          increasing their existing account
                                          balance allocation to Mellon Common
                                          Stock and then decreasing it within 60
                                          days. Similarly, employees are
                                          prohibited from decreasing their
                                          existing account balance allocation to
                                          Mellon Common Stock and then
                                          increasing it within 60 days. However:

                                          .   with respect to ADMs, any profits
                                              realized on short term changes in
                                              the 401(k) will not have to be
                                              disgorged.

                                          .   changes to existing account
                                              balance allocations in the 401(k)
                                              plan will not be compared to
                                              transactions in Mellon securities
                                              outside the 401(k) for purposes of
                                              the 60-day rule. (Note: This does
                                              not apply to members of the
                                              Executive Management Group, who
                                              should consult with the Legal
                                              Department.)

                                      Except for the above there are no other
                                      restrictions applicable to the 401(k)
                                      plan. This means, for example:

                                      .   Employees are not required to preclear
                                          any elections or changes made in their
                                          401(k) account.

                                      .   There is no restriction on employees'
                                          changing their salary deferral
                                          contribution percentages with regard
                                          to either the blackout period or the
                                          60-day rule.

                                      .   The regular salary deferral
                                          contribution to Mellon Common Stock in
                                          the 401(k) that takes place with each
                                          pay will not be considered a purchase
                                          for the purposes of either the
                                          blackout or the 60-day rule.




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Mellon Employee Stock        Receipt--Your receipt of an employee stock option
Options from Mellon is not deemed to be a purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                             Exercises--The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                             "Cashless" Exercises--The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                             Sales--The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

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RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                             Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 18, which is applicable to the following restrictions.

                             The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                             The following restrictions apply to all securities transactions by ADMs:

                             . Customer Transactions--Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                             . Excessive Trading, Naked Options--Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                             . Front Running--Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                             . Initial Public Offerings--ADMs are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering
                                (IPO) without the approval of the Investment
                                Ethics Committee. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the ADM. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                             . Material Nonpublic Information--Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                             . Micro-Cap Securities--Unless specifically authorized in writing by the Investment Ethics Committee, MCADMs are prohibited from voluntarily obtaining beneficial ownership of any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition. If any MCADM

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                                involuntarily acquires such a micro-cap security
                                through inheritance, gift, or spin-off, this fact must be disclosed in a memo to the MCADM's Preclearance Compliance Officer within 10 business days of the MCADM's knowledge of this fact. A copy of this memo should be attached to the MCADM's next Quarterly Securities Report. A form for making this report can be obtained from your designated Preclearance Compliance Officer.

                                MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to voluntarily obtaining, or disposing of, a beneficial ownership of any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of acquisition.

                                MCADMs who have prior holdings of securities of an issuer with a common equity market capitalization of $250 million or less must disclose on their next Quarterly Securities Report that they have not yet received CIO/CEO authorization for these holdings. The Preclearance Compliance Officer will utilize these forms to request the appropriate authorizations.

                             . Private Placements--Participation in private placements is prohibited without the prior written approval of the Investment Ethics Committee. The Committee will generally not approve an ADM's acquiring, in a private placement, beneficial ownership of any security of an issuer in which any managed fund or account is authorized to invest within the ADM's fund complex.

                                Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of this policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                When considering requests for participation in private placements, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision on whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM is authorized to invest in securities of the issuer in which the ADM is seeking to invest. At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

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                               ADMs who have prior holdings of securities
                               obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 days of becoming an ADM.

                               To request authorization for prior holdings or new proposed acquisitions of securities issued in an eligible private placement, contact the Manager of Corporate Compliance.

                             . Scalping--Employees may not engage in
                               "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.


                             . Short Term Trading--ADMs are discouraged from
                               purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.

Prohibition on Investments   You are prohibited from acquiring any security
in Securities of             issued by a financial services organization if you
Financial Services           are:
Organizations                . a member of the Mellon Senior Management
                               Committee.
                             . employed in any of the following departments:
                             . Corporate Strategy & Development
                             . Legal (Pittsburgh only)
                             . Finance (Pittsburgh only)
                             . an employee specifically designated by the
                               Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                             Financial Services Organizations--The term
                             "security issued by a financial services
                             organization" includes any security issued by:
                             . Commercial Banks other than Mellon
                             . Bank Holding Companies other than Mellon
                             . Insurance Companies
                             . Investment Advisory Companies
                             . Shareholder Servicing Companies
                             . Thrifts
                             . Savings and Loan Associations
                             . Broker/Dealers
                             . Transfer Agents
                             . Other Depository Institutions

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Prohibition on Investments   The term "securities issued by a financial services
in Securities of Financial   organization" does not include securities issued by
Services Organizations       mutual funds, variable annuities or insurance
(cont.)                      policies. Further, for purposes of determining
                             whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                             Effective Date--Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                             Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan
                             (DPP) are subject to this prohibition.

                             Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                             Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


Beneficial Ownership         The provisions of the Policy apply to transactions
                             in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                             . accounts of a spouse, minor children or relatives
                               to whom substantial support is contributed;

                             . accounts of any other member of the employee's
                               household (e.g., a relative living in the same home);

                             . trust or other accounts for which the employee
                               acts as trustee or otherwise exercises any type of guidance or influence;

                             . corporate accounts controlled, directly or
                               indirectly, by the employee;

                             . arrangements similar to trust accounts that are
                               established for bona fide financial purposes and benefit the employee; and

                             . any other account for which the employee is the
                               beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

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Non-Mellon Employee          The provisions discussed above do not apply to
Benefit Plans                transactions done under a bona fide employee
                             benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                             The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.


PROTECTING CONFIDENTIAL INFORMATION

                             As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.


Insider Trading and          Federal securities laws generally prohibit the
Tipping Legal Prohibitions   trading of securities while in possession of
                             "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                             Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                             . a proposal or agreement for a merger, acquisition
                               or divestiture, or for the sale or purchase of substantial assets;

                             . tender offers, which are often material for the
                               party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                             . dividend declarations or changes;

                             . extraordinary borrowings or liquidity problems;

                             . defaults under agreements or actions by
                               creditors, customers or suppliers relating to a company's credit standing;

                             . earnings and other financial information, such as
                               large or unusual write-offs, write-downs, profits or losses;

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Insider Trading and          . pending discoveries or developments, such as new
Tipping Legal                  products, sources of materials, patents,
Prohibitions                   processes, inventions or discoveries of mineral
(cont.)                        deposits;

                             . a proposal or agreement concerning a financial
                               restructuring;

                             . a proposal to issue or redeem securities, or a
                               development with respect to a pending issuance or redemption of securities;

                             . a significant expansion or contraction of
                               operations;

                             . information about major contracts or increases or
                               decreases in orders;

                             . the institution of, or a development in,
                               litigation or a regulatory proceeding;

                             . developments regarding a company's senior
                               management;

                             . information about a company received from a
                               director of that company; and

                             . information regarding a company's possible
                               noncompliance with environmental protection laws.

                             This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                             "Nonpublic"--Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                             If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

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Mellon's Policy              Employees who possess material nonpublic
                             information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                             Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                             Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                             Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


Restrictions on the Flow of  As a diversified financial services organization,
Information within Mellon    Mellon faces unique challenges in complying with
(The "Chinese Wall")         the prohibitions on insider trading and tipping of
                             material non-public information, and misuse of confidential information. This is because one
                             Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                             Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees.
                             The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.

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Definitions                  . 40-Act entity-A Mellon entity registered under
                               the Investment Company Act and/or the Investment Advisers Act of 1940.

                             . Access Decision Maker-A person designated as such
                               by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                             . access person-As defined by Rule 17j-1 under the
                               Investment Company Act of 1940, "access person" means:

                               (A) With respect to a registered investment
                                   company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

                               (B) With respect to a principal underwriter, any
                                   director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

                               (C) Notwithstanding the provisions of paragraph
                                   (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

                               (D) An investment adviser is "primarily engaged
                                   in a business or businesses other than
                                   advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

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                                                                         page 22

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                             . advisory person of a registered investment
                               company or an investment adviser thereof means:
                               (A) Any employee of such company or investment
                                   adviser (or any company in a control
                                   relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and
                               (B) Any natural person in a control relationship
                                   to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                             . approval-written consent or written notice of
                               non-objection.

                             . beneficial ownership-The definition that follows
                               conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                               Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                               Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or

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                             . beneficial ownership-definition continued the
                               relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                               In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                               With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                               To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in

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

Glossary
--------------------------------------------------------------------------------

                             . beneficial ownership-definition continued
                               portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                               Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                               The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

                             . "Chinese Wall" Policy-procedures designed to
                               restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                             . direct family relation-employee's husband, wife,
                               father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                             . discretionary trading account-an account over
                               which the employee has no direct or indirect control over the investment decision making process.

                             . employee-any employee of Mellon Financial

                               Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

                             . exempt securities-Exempt Securities are defined
                               as:
                               . direct obligations of the government of the
                                 United States;
                               . high quality short-term debt instruments;
                               . bankers' acceptances;
                               . bank certificates of deposit and time deposits; . commercial paper;
                               . repurchase agreements; . securities issued by
                                 open-end investment companies;

                             . family relation-see direct family relation.

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Glossary
--------------------------------------------------------------------------------

                             . General Counsel-General Counsel of Mellon
                               Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                             . index fund-an investment company or managed
                               portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                             . initial public offering (IPO)-the first offering
                               of a company's securities to the public through an allocation by the underwriter.

                             . investment club- is a membership organization
                               where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                             . investment company-a company that issues
                               securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                             . Investment Ethics Committee is composed of
                               investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                               . President and Chief Investment Officer of The
                                 Dreyfus Corporation (Committee Chair)

                               . General Counsel, Mellon Financial Corporation

                               . Chief Risk Management Officer, Mellon Trust

                               . Manager of Corporate Compliance, Mellon
                                 Financial Corporation

                               . Corporate Chief Auditor, Mellon Financial
                                 Corporation

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                                                                         page 26

Glossary
--------------------------------------------------------------------------------

                               . Chief Investment Officer, Mellon Private Asset
                                 Management

                               . Executive Officer of a Mellon investment
                                 adviser (rotating membership)

                               The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                             . Manager of Corporate Compliance-the employee
                               within the Audit & Risk Review Department of
                               Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                             . Mellon-Mellon Financial Corporation and all of
                               its direct and indirect subsidiaries.

                             . Option-a security which gives the investor the
                               right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                               . Call Options

                                 If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                                 If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

                               . Put Options

                                 If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

                                 If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

                               Below is a table describing the above:

                                      ------------------------------------------
                                              Transaction Type
                          ------------------------------------------------------
                           Option Type         Buy                    Sale
                          ------------------------------------------------------
                               Put           Sale of              Purchase of
                                       Underlying Security   Underlying Security
                          ------------------------------------------------------
                               Call        Purchase of             Sale of
                                       Underlying Security   Underlying Security
                          ------------------------------------------------------

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Glossary
--------------------------------------------------------------------------------

                             . Preclearance Compliance Officer-a person
                               designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.
                             . private placement-an offering of securities that
                               is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                             . Senior Management Committee-the Senior Management
                               Committee of Mellon Financial Corporation.

                             . short sale-the sale of a security that is not
                               owned by the seller at the time of the trade.

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

--------------------------------------------------------------------------------

Exhibit A-Sample Instruction Letter to Broker

     [LOGO] MELLON FINANCIAL CORPORATION

     Date

     Broker ABC
     Street Address
     City, State ZIP

     Re: John Smith & Mary Smith
         Account No. xxxxxxxxxxxx

     In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

     Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

          Manager, Corporate Compliance
          Mellon Financial Corporation
          PO Box 3130 Pittsburgh, PA 15230-3130

          or

          Preclearance Compliance Officer
          (obtain address from your designated Preclearance Compliance Officer)

     Thank you for your cooperation in this request.

     Sincerely yours,

     Employee

     cc: Manager, Corporate Compliance (151-4340) or Preclearance Compliance
         Officer

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

               Questions Concerning the Securities Trading Policy? Contact Corporate Compliance, (412) 234-1661
               AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001


               [LOGO] MELLON FINANCIAL CORPORATION
               -----------------------------------------------------------------
               Corporate Compliance
               www.mellon.com

CO-1045 Rev. 06/00 PD 06/00